UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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Filed by a party other than the Registrant [ ]

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CESCA THERAPEUTICS INC.
(Formerly ThermoGenesis Corp.)
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cesca Therapeutics Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 25, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cesca Therapeutics Inc. (the “Company” or “Cesca”), a Delaware corporation, will be held at the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Drive, Rancho Cordova, California 95742, on Friday, April 25, 2014, at 9:00 a.m. (PDT) for the following purposes:

1.	To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;
2.	To approve an amendment to our bylaws for clarifying certain administrative functions, including changing the name to Cesca Therapeutics Inc., providing of notice and stockholder records electronically, clarifying quorum in the event the Company has issued different classes of securities, and allowing the board of directors to designate the powers and duties of officers;
3.	To approve an amendment to our bylaws to allow the number of directors to be set by the board;
4.	To approve an amendment to our bylaws to provide advance notice for director nominations or to make a business proposal;
5.	To approve an amendment to our bylaws to eliminate stockholder action by written consent;
6.	To approve an amendment to our bylaws to provide for a forum for adjudication of disputes;
7.	To approve amendments to the 2006 Equity Incentive Plan;
8.	To approve, on a advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
9.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers;
10.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and
11.	To transact such other business as may properly come before the meeting, including adjournment.

These items are described more fully in the proxy statement to this notice. Please give your careful attention to all of the information in the proxy statement.

The Board of Directors of the Company has fixed the close of business on March 7, 2014, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ David C. Adams
Corporate Secretary

March 28, 2014
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON PAGE 5 TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

PROPOSAL 2 - APPROVAL OF AMENDMENT TO OUR BYLAWS FOR CLARIFYING CERTAIN ADMINISTRATIVE FUNCTIONS, INCLUDING CHANGING THE NAME TO CESCA THERAPEUTICS INC., PROVIDING OF NOTICE AND STOCKHOLDER RECORDS ELECTRONICALLY, CLARIFYING QUORUM IN THE EVENT THE COMPANY HAS ISSUED DIFFERENT CLASSES OF SECURITIES AND PERMITTING THE BOARD OF DIRECTORS TO DESIGNATE POWERS AND DUTIES OF THE OFFICERS OF THE COMPANY.	28

PROPOSAL 3 - APPROVAL OF AMENDMENT TO OUR BYLAWS TO ALLOW THE NUMBER OF DIRECTORS TO BE SET BY THE BOARD	29

PROPOSAL 4 - APPROVAL OF AMENDMENT TO OUR BYLAWS TO PROVIDE ADVANCE NOTICE FOR DIRECTOR NOMINATIONS OR TO MAKE A BUSINESS PROPOSAL	30

PROPOSAL 5 - APPROVAL OF AMENDMENT TO OUR BYLAWS TO ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT	33

PROPOSAL 6 - APPROVAL OF AMENDMENT TO OUR BYLAWS TO PROVIDE FOR A FORUM FOR ADJUDICATION OF DISPUTES	34

PROPOSAL 7 - APPROVAL TO AMEND AND RESTATE THE 2006 EQUITY INCENTIVE PLAN	35

PROPOSAL 8 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	36

PROPOSAL 9 - ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	37

PROPOSAL 10 - RATIFICATION OF ERNST & YOUNG LLP	38

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT CESCA THERAPEUTICS INC. ANNUAL MEETING	39

ADDITIONAL INFORMATION	40

TRANSACTIONS OF OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. ANNUAL MEETING	41

Appendix A - Proposed Amended and Restated Bylaws of Cesca Therapeutics Inc.

Appendix B - Proposed Amended And Restated Cesca Therapeutics Inc. 2006 Equity Incentive Plan
ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Q:            Why am I receiving these materials?

A:            The Board of directors of Cesca Therapeutics Inc. is making this proxy statement available to by delivering a paper copy of this proxy statement to you by mail in connection with the solicitation of proxies for use at Cesca Therapeutics’ Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, April 25, 2014 at 9:00 a.m., Pacific Time, and any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at Sacramento Marriott, located at 11211 Point East Drive, Rancho Cordova, CA 95742, for the purpose of considering and acting on the matters set forth in this proxy statement.

These proxy materials and the accompanying annual report were first made available or mailed on March 28, 2014 to all Cesca stockholders entitled to vote at the Annual Meeting. Cesca’s website is www.cescatherapeutics.com.

Q:            What proposals will be voted on at the Annual Meeting?

A:            Cesca stockholders are being asked to vote on the following matters at the Annual Meeting:

1.	To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To approve an amendment to our bylaws for clarifying certain administrative functions, including changing the name to Cesca Therapeutics Inc., providing of notice and stockholder records electronically and clarifying quorum in the event the Company has issued different classes of securities and allowing the board of directors to designate the powers and duties of officers;

3.	To approve an amendment to our bylaws to allow the number of directors to be set by the board;

4.	To approve an amendment to our bylaws to provide advance notice for director nominations or to make a business proposal;

5.	To approve an amendment to our bylaws to eliminate stockholder action by written consent;

6.	To approve an amendment to our bylaws to provide for a forum for adjudication of disputes;

7.	To approve the amendment of the 2006 Equity Incentive Plan;

8.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;

9.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers;

10.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

11.	To transact such other business as may properly come before the meeting, including adjournment.

Q:            Who is entitled to vote at the Annual Meeting?

A:            Cesca’s Board of Directors set March 7, 2014 as the record date for the Annual Meeting. If you owned Cesca common stock at the close of business on March 7, 2014, you may attend and vote at the meeting. As of March 7, 2014, there were 32,612,101 shares of Cesca common stock outstanding.

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:           If your shares are registered directly in your name with Cesca’s transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the notice or these proxy materials have been sent directly to you by Cesca.

Some Cesca stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the notice or these proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

Q:            How many votes do I have?

A:            You are entitled to one vote for each share of Cesca common stock you owned at the close of business on the record date, provided that those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:            What should I do if I receive more than one notice or set of voting materials?

A:            You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice or proxy card. Please vote by telephone or the Internet with respect to each notice that you receive, or complete, sign, date and return each proxy card and voting instruction card that you receive, to ensure that all of your shares are voted at the Annual Meeting.

Q:            How can I vote my shares in person at the Annual Meeting?

A:            If you are the stockholder of record of shares of Cesca common stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of Cesca common stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:            How can I vote my shares without attending the Annual Meeting?

A:            If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on April 25, 2014 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of Cesca common stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

VOTE BY INTERNET

Shares Held of Record:
www.envisionreports.com/KOOL

Shares Held Through Broker, Bank or Nominee:
Internet: www.proxyvote.com

24 hours a day/7 days a week
Through 1:00 am Central Time, April 25, 2014

INSTRUCTIONS:

Read this Proxy Statement.
Go to the applicable website listed above.
Have your availability of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:
1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:
1-800-579-1639

Toll-free 24 hours a day/7 days a week
Through 1:00 am Central Time, April 25, 2014

INSTRUCTIONS:

Read this Proxy Statement.
Call the applicable toll-free number above.
Have your proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Q:            Can I change or revoke my vote after I return a proxy card or voting instruction card?

A:            If you are the stockholder of record, you may revoke your proxy or change your vote by:

•	delivering to the Corporate Secretary of Cesca Therapeutics Inc., prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to Cesca’s Assistant Corporate Secretary or should be sent so as to be delivered to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

•	attending the Annual Meeting and voting in person; or

•	making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

•	submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

•	attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Q:            Can I attend the Annual Meeting?

A:            All Cesca stockholders as of the record date, March 7, 2014, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of Cesca shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

Q:            How many votes must be present or represented to conduct business at the Annual Meeting?

A:            The presence of a majority of the shares eligible to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

If sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the persons named as proxies in this proxy statement may propose one or more adjournments of the meeting to permit further solicitation of proxies. Adjournment would require the affirmative vote of the holders of a majority of the outstanding shares of Cesca common stock present in person or represented by proxy at the Annual Meeting. The persons named as proxies in this proxy statement would generally exercise their authority to vote in favor of adjournment.

Q:            What is the voting requirement to approve each of the proposals?

A:            A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as members of Cesca’s Board of Directors to serve until Cesca’s next Annual Meeting of Stockholders. There is no cumulative voting in the election of directors.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy is required to approve Proposals 2 – 11.

Q:            How are votes counted?

A:            With respect to the election of directors, you may vote “FOR” or “WITHHOLD” on each of the five nominees.

With respect to other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

Q:            What happens if one or more of the director nominees is unable to stand for election?

A:            The Board of Directors may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, Matthew Plavan or Dan Bessey as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Q:            Where can I find the voting results of the Annual Meeting?

A:            Elana McVay, Cesca’s Assistant Corporate Secretary, will tabulate the votes and act as the inspector of election. We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Q:            Who pays for the proxy solicitation process?

A:            Cesca will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail and through its regular employees, Cesca will request brokers, banks and other nominees to solicit their customers who hold shares of Cesca common stock in street name. Cesca may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. Cesca may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses. Cesca has retained Georgeson, Inc. to aid in the solicitation of proxies and anticipate that the costs of such services will be less than $12,000.

Q:            How do I get an additional copy of the proxy materials?

A:            If you would like an additional copy of this proxy statement or Cesca’s 2013 Form 10-K, these documents are available in digital form for download or review by clicking on the “Investors” tab at www.cescatherapeutics.com. Alternatively, we will promptly send a copy to you upon request by mail to Cesca Therapeutics Inc., Attention: Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA, or by calling Investor Relations of Cesca Therapeutics at (916) 858-5107.

Q:            How do I get proxy materials electronically?

A:            We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps Cesca to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/KOOL, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF CESCA THERAPEUTICS INC.

The Company has only one class of stock outstanding, its common stock. The following table sets forth certain information as of March 7, 2014 with respect to the beneficial ownership of our common stock for (i) each director and director nominee, (ii) each Named Executive Officer (NEO), (iii) all of our directors and officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of March 7, 2014 there were 32,612,101 shares of Common Stock outstanding.

Unless otherwise indicated, the address for each listed stockholder is: Cesca Therapeutics, 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Craig Moore	102,883	(2)	*	%

Patrick McEnany	113,540	(3)	*	%

Mahendra Rao MD, PhD.	--		--

Robin Stracey	64,827	(4)	*	%

Matthew Plavan	189,652	(5)	*	%

Dan Bessey	33,334	(6)	*	%

Ken Harris	4,547,102		13.9%

Mitch Sivilotti	4,617,231		14.2%

Harold (Hal) Baker	78,950	(7)	*	%

Ken Pappa	66,044	(8)	*	%

Officers & Directors as a Group (10 persons)	9,813,563		29.7%

*	Less than 1%.
(1)	“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.
(2)	Includes 47,883 common shares and 55,000 shares issuable upon the exercise of options.
(3)	Includes 26,832 common shares and 86,500 shares issuable upon the exercise of options. Also includes 208 shares owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.
(4)	Includes 33,160 common shares and 31,667 common shares issuable upon the exercise of options.
(5)	Includes 60,485 common shares and 129,167 shares issuable upon the exercise of options.
(6)	Includes 16,667 shares issuable upon the exercise of options and 16,667 shares of restricted stock which will vest on March 27, 2013.
(7)	Includes 22,700 common shares and 56,250 shares issuable upon the exercise of options.
(8)	Includes 37,917 common shares and 28,127 common shares issuable upon the exercise of options.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

Subject to Proposal 3 to adopt an amendment to allow the number of directors to be set by the board, our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at six (6) effective April 1, 2014.

Pursuant to the Merger Agreement among Cesca Therapeutics (formerly ThermoGenesis), TotipotentRX and others, TotipotentRX had the right to select two nominees to the Company’s Board of Directors, of which one of whom must be independent, and subject to approval by the Company’s Governance and Nominating committee until the first election. TotipotentRX has selected Mr. Kenneth Harris as one of its nominees who is currently serving as a director. As of the date of this proxy statement, TotipotentRX had not exercised its right as to the second designee and has assigned the right to designate another person to the Company’s Board of Directors to TotipotentRX’s former directors who must exercise this right by June 30, 2014. If the TotipotentRX’s former board of directors designate another person to the Company’s Board of Director, the Company will expand its Board of Directors to seven members.

At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company’s Board of Directors, expect for Dr. Rao who will be appointed to the Board effective April 1, 2014.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six (6) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. Each Director who is elected shall hold office until the next Annual Meeting of Stockholders, or until the earlier of their death, resignation or removal, or until such Director’s successor is elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Craig W. Moore	69

Patrick J. McEnany	66

Mahendra S. Rao, MD, PhD	52

Robin C. Stracey	55

Matthew T. Plavan	50

Kenneth L. Harris	50

Biographies

Craig W. Moore, Chairman	Director since 2009
Craig W. Moore was appointed to the Board of Directors in December 2009 and Chairman in January 2012. From 2002 to present, Mr. Moore served as director of NxStage (NXTM), chairman of their Compensation Committee and a member of their Audit Committee through July 2013. From 1986 to 2001, Mr. Moore was Chairman of the Board of Directors and Chief Executive Officer at Everest Healthcare Services Corporation, a provider of dialysis and contract services. Since 2001, Mr. Moore has acted as a consultant to various companies in the healthcare services industry. Mr. Moore also spent 13 years with American Hospital Supply/Baxter Healthcare, where he held senior management positions in sales, marketing and business development. Mr. Moore served as a director of Biologic System Corporation (BLSC) from 1992 thru 2006. Mr. Moore also serves as a director on several private company boards. Mr. Moore brings leadership, corporate and healthcare industry experience to our Board. Mr. Moore is one of our independent directors.

Kenneth Harris	Director since 2014
Kenneth L. Harris was appointed to the Board of Directors in February 2014 pursuant to the terms of and upon completion of the Merger between ThermoGenesis Corp. and TotipotentRX. Mr. Harris has served as the Chairman and Chief Executive Officer of TotipotentRX Corporation and MK Alliance, Inc. from January 2008 through the Merger with ThermoGenesis. Prior to that Mr. Harris was the Corporate Senior Vice President and Global President of BioSciences, a $120 million business unit at Pall Corporation (NYSE:PLL) from 2000 to 2008. Mr. Harris has served in a number of key biotechnology and biomedical roles at InVitro International, Qiagen GmbH, Amersham Life Sciences (now GE Life Sciences) and Boehringer Mannheim (now Roche Diagnostics). Mr. Harris is a frequent speaker at international conferences, and a thought leader in the evolving specialized field of conducting cellular clinical therapies. He holds a bachelor’s degree in microbiology from Indiana University, Bloomington, and graduate molecular biology training at Indiana University School of Medicine, Indianapolis. Mr. Harris brings more than 25 years of biotechnology and cellular biology leadership and executive management with cell therapy inventorship to our Board.

Patrick J. McEnany	Director rejoined in 1997
Mr. Patrick J. McEnany rejoined the Board of Directors in 1997. Mr. McEnany is co-founder, Chairman, President and Chief Executive Officer of Catalyst Pharmaceutical Partners, Inc., a specialty pharmaceutical company. Mr. McEnany has served as Catalyst’s Chief Executive Officer and a director since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce Laboratories, Inc., into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for the Jackson Memorial Hospital Foundation and until 2012 for Renal CarePartners, Inc. Mr. McEnany brings his long-term experience in the healthcare industry, leadership experience and judgment to the Board. Mr. McEnany is one of our independent directors.

Mahendra Rao MD, PhD	Director rejoined in 2014
Dr. Rao rejoined the Board of Directors in April 2014. Dr. Rao was the Director and Chief of Laboratory of Stem Cell Biology at the National Institute of Health (NIH) from 2011 through 2014. He has been the Vice President, Regenerative Medicine at Invitrogen (IVGN) since January 2006. From May 2001 through October 2005 he was Stem Cell Section Chief and Senior Investigator at the National Institute on Aging’s Laboratory of Neuroscience. He has also held associate professor positions at both the Johns Hopkins University and the University of Utah Schools of Medicine, and at the National Center for Biological Science in India. Dr. Rao has served as Chairman of the FDA’s Cell and Gene Therapy Advisory Committee and is the founder of Q Therapeutics, a company working on the development of cellular therapy to treat multiple sclerosis. He holds degrees from Bombay University in India and earned his Ph.D. in Biology from California Institute of Technology. He also conducted post-doctorate studies at Case Western Reserve University and Caltech. Dr. Rao brings his clinical, corporate and regulatory experience in the stem cell therapy field to our Board.

Robin C. Stracey	Director since 2011
Robin C. Stracey was appointed to the Board of Directors in July 2011. Since June 2013 he has served as Managing Director of Apex Life Science Advisors LLC and since July 2012, Director, President and Chief Executive Officer of Integrated Fluidics, Inc., a privately-held microfluidics company. From December 2007 to April 2012 he was the President and Chief Executive Officer of Cantimer Incorporated, a privately-held biosensor company. From November 2003 to March 2007, Mr. Stracey was Director, President and Chief Executive Officer of Applied Imaging Corporation, a publicly-traded, computer-aided diagnostics company that is now part of Danaher Corporation. Previously, Mr. Stracey was the Vice President and General Manager of a Chromatography and Mass Spectrometry business unit of Thermo Electron Corporation, now Thermo Fisher Scientific, the world’s largest supplier of laboratory equipment and reagents to life scientists. He also served as a Corporate Vice President at Dade Behring Inc., a leading supplier of clinical diagnostic products that is now part of Siemens Healthcare. Mr. Stracey has a Bachelor of Science degree with honors from the University of Nottingham in the United Kingdom and is a graduate of the Executive Program at the Stanford University Graduate School of Business. Mr. Stracey brings leadership, corporate and healthcare industry experience to our Board. Mr. Stracey is one of our independent directors.

Matthew T. Plavan	Director since 2012
Matthew T. Plavan was named Chief Executive Officer and a member of the Board of Directors in January of 2012. Prior to being named Chief Executive Officer, he also served as Chief Financial Officer and Executive Vice President, Business Development and has also served as interim Chief Executive Officer and Chief Operating Officer. Mr. Plavan joined Cesca in May 2005 as Chief Financial Officer. Before joining the Company, Mr. Plavan served from 2002 to 2005 as Chief Financial Officer of StrionAir, Inc., an air purification product development and marketing company. Prior to that, Mr. Plavan was the Chief Financial Officer for a wireless device management company, Reason Inc., from 2000 to 2002. During the preceding seven years, 1993 through 2000, Mr. Plavan served in a number of key financial and operating leadership roles within McKesson and McKesson-acquired companies, including most recently, Vice President of Finance for a $300 million ehealth division. Prior to that, Mr. Plavan was an audit manager in the Audit and Risk Advisory Services group of Ernst & Young LLP. Mr. Plavan became a Certified Public Accountant in 1992. Mr. Plavan earned his bachelor’s degree in business economics from the University of California at Santa Barbara. Mr. Plavan brings his leadership and deep knowledge of the Company’s business to our Board.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

Our Board of Directors believes that good corporate governance is important to ensure that Cesca is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the investor information section of our website at www.cescatherapeutics.com.

Board Operating and Governance Guidelines

Our Board of Directors has adopted a number of operating and governance guidelines, including the following:

-	Majority of the members of the Board should be independent directors;

-	Formalization of the ability of each committee to retain independent advisors;

-	Performance of an annual assessment of the Board’s performance by the Governance and Nominating Committee;

-	Directors will have open access to the Company’s management; and

-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Board Leadership Structure

Craig Moore, an independent director, serves as our Chairman of the Board. The Board has had the same individual serve as Chief Executive Officer and Board chairman in the past, but does not believe that structure to be the most desirable structure for the Company at this time. The Board views independent oversight of management as an important component of an effective board of directors and believes that a separated Chief Executive Officer and Chairman structure provides the Board with the greatest diversity of ideas and experience. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Governance and Nominating Committee

The Governance and Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board members and make recommendations regarding nominations for the Board of Directors; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and the Company’s Chief Executive Officer, and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.cescatherapeutics.com. The Governance and Nominating Committee consists of three independent directors: Mr. McEnany (Governance and Nominating Committee Chairman), Mr. Moore and Mr. Stracey.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.cescatherapeutics.com. The Audit Committee consists of three independent directors as determined by NASD listing standards: Mr. Moore (Audit Committee Chairman), Mr. McEnany and Mr. Stracey. Mr. Moore and Mr. McEnany are qualified as Audit Committee Financial Experts as defined in Regulation S-K Item 407(d)(5)(ii).

Compensation Committee

The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our Chief Executive Officer and Chief Financial Officer, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The Compensation Committee has a charter which is available on the Company’s website at www.cescatherapeutics.com. The Compensation Committee consists of three independent directors: Mr. Stracey (Compensation Committee Chairman), Mr. McEnany and Mr. Moore.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee were at any time an officer or employee of ours. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the regenerative medicine industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The Board of Directors has a Governance and Nominating Committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors, but does not have a formal diversity policy; however, the Board encourages diversity. Further, the Governance and Nominating Committee believes that the minimum qualifications for serving as director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. The Board may retain professional consultants to aid in identifying potential candidates to ensure that any vacancies on the Board are filled on a timely basis with qualified candidates. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company are identified and, unless such individuals are well known to the Board, they are interviewed and further evaluated by the Governance and Nominating Committee. Candidates selected by the Governance and Nominating Committee are then recommended to the full Board for their appointment or nomination to stockholders. The Governance and Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors.

In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be evaluated by the Nominating Committee must be sent to Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, California 95742. Candidates nominated by stockholders are reviewed and vetted in a similar process to those that the Board becomes aware of from other sources.

Board and Committee Meetings and Attendance

In fiscal 2013, the Board of Directors met twenty (20) times, the Audit Committee met five (5) times and the Governance and Nominating Committee met two (2) times. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a director. Each director attended all of the meetings of the committees upon which he served. All Directors nominated at the 2012 annual meeting of stockholders attended. The Board encourages, but does not require Directors to attend the Annual Meeting of Stockholders.

Stockholders may send communications to the Board by mail to the Chairman of the Board, Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company’s common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for Mr. Stracey and Mr. Moore who were three days late filing a Form 4 due to administrative oversight.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our Chief Executive Officer and Chief Financial Officer, Controller or any person performing similar functions. A copy of our code of ethics can be found on our website at www.cescatherapeutics.com. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

COMPENSATION OF DIRECTORS

All of our non-employee directors earned director compensation in fiscal 2013 in the form of retainers and meeting fees as set forth in the following table.

Fee	Amount
Annual non-executive chairman of the board retainer	$20,000
Quarterly director retainer	$6,000
Annual retainer for chairman of a committee	$5,000
Fee for each board meeting attended	$1,500
Fee for each committee meeting attended	$1,000

In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.

On the first business day of the fiscal year, each of our non-employee directors who have served for one full year automatically receives a nonqualified stock option grant of 15,000 shares. Upon the initial election of any new non-employee director, the director receives a nonqualified stock option grant of 25,000 shares. In both instances, the exercise price is equal to the closing price of the common stock on the date of grant. The options have a four year life and are immediately vested.

Director Compensation Table

The following table sets forth the compensation received by each of the Company’s non-employee Directors. Each non-employee director is considered independent under NASD listing standards. Their compensation is described in the Summary Compensation Table below. Mr. Plavan, the Chief Executive Officer of the Company was a member of the Board of Directors in fiscal 2013 and received no additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(1)(3) ($)		Total ($)
Mr. Craig W. Moore	66,000	14,000	8,000	(4)	88,000
Mr. David W. Carter resigned effective May 21, 2013	46,000	--	8,000	(4)	54,000
Mr. Patrick J. McEnany	54,000	--	8,000	(4)	62,000
Mr. Robin C. Stracey	33,000	19,000	--		52,000

(1)	The amounts reported are the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board’s Codification topic 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2013 for the assumptions used in determining such amounts for option awards.
(2)	Prior to the beginning of the calendar year Mr. Moore and Mr. Stracey elected to receive common stock in lieu of cash for a portion of their Board of Directors fees, which fees are paid in quarterly installments.
(3)	The following table sets forth the aggregate number of option awards held by each non-employee director as of June 30, 2013:

Name	Aggregate Number of Option Awards
Mr. Craig W. Moore	61,250
Mr. David W. Carter	61,250
Mr. Patrick J. McEnany	94,000
Mr. Robin C. Stracey	25,000

(4)	$8,000 reflects the grant date fair value of the annual option awarded to existing directors who have served for one full year at the time of grant.

EXECUTIVE OFFICERS

Set forth below is information about the executive officers of the Company:

Name	Position	Age
Mr. Matthew Plavan	Chief Executive Officer; previously Chief Financial Officer until March 27, 2013	50
Mr. Dan Bessey	Chief Financial Officer, appointed on March 27, 2013	48
Mr. Ken Harris	President, appointed on February 18, 2014	50
Mr. Mitchel Sivilotti	Key employee, appointed on February 18, 2014	36
Mr. Hal Baker	VP, Commercial Operations & Marketing	64
Mr. Ken Pappa	VP, Manufacturing, Engineering & Quality until October 1, 2012, then VP Manufacturing & Engineering until February 4, 2013, then VP of Manufacturing, Engineering and IT	52

Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.

Biographies

The biographies for Messrs. Plavan and Harris can be found under Proposal 1 – Election of Directors.

Mr. Dan T. Bessey joined Cesca in March 2013 as Chief Financial Officer. Mr. Bessey previously served from 2008 to 2012 as Vice President and Chief Financial Officer of SureWest Communications (SURW), a telecommunications company. Mr. Bessey was with SureWest Communications since 1995 and served in a number of key financial leadership roles, including Vice President of Finance, Controller and Director of Corporate Finance. Prior to joining SureWest Communications, Mr. Bessey was with Ernst & Young LLP. Mr. Bessey is a Certified Public Accountant and has a B.S. degree in Business Administration with a concentration in Accountancy from California State University – Sacramento, where he graduated Magna Cum Laude.

Mr. Mitchel Sivilotti joined Cesca as a key employee pursuant to the terms of the merger with TotipotentRX. Prior to the merger, Mr. Sivilotti co-founded TotipotentRX Corporation (formerly MK Alliance, Inc.) where he served as Chief Executive Officer and Director from 2008 to 2012 and as President and Director from 2012 to 2013 and Chief Biologist and Director of TotipotentRX until the merger. From 2003 to 2007, Mr. Sivilotti served in various key technical and business leadership roles at Pall Corporation (PLL:NYSE), completing his tenure as Global Marketing Manager, Regenerative Medicine from 2006-2007. Mr. Sivilotti holds a bachelor’s degree in Biology (Honors Genetics) from the University of Western Ontario (London, Canada) and a graduate degree in Cellular and Molecular Biology from the University Laval (Quebec, Canada).

Mr. Harold (Hal) Baker joined Cesca in August 2009 as Vice President of Sales, was appointed Vice President of Commercial Operations in November 2009 and Vice President of Commercial Operations and Marketing in January 2012. From 2006 to 2009, Mr. Baker was Vice President, Global Sales for Hygenic Corporation. He was at Pall Corporation serving as Senior Vice President, Global Marketing from 2004 to 2005 and Senior Vice President, US Commercial Operations from 2001 to 2004. Mr. Baker has a BA in Political Science from Miami University (Oxford, Ohio) and a MA in Political Science from Kent State University.

Mr. Ken Pappa joined Cesca in April 2006 as Director of Finance and has held the following positions: Senior Director of Finance, Senior Director of Internal Operations, Vice President of Manufacturing and Vice President of Manufacturing and Engineering. In January 2012, he assumed the role of Vice President of Manufacturing, Engineering and Quality and in October 2012 he transitioned to Vice President of Manufacturing and Engineering. Prior to joining Cesca Therapeutics Inc., Mr. Pappa held various positions with Hewlett Packard–Agilent Technologies, including Manufacturing Controller and Senior Operations Manager. Mr. Pappa has a BS in Business Administration-Accounting and a MBA from San Jose State University. Mr. Pappa became a Certified Public Accountant in 1988.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with management and recommends that the Compensation Discussion and Analysis section be included in this proxy statement.

Respectfully submitted,

CESCA THERAPEUTICS INC.
COMPENSATION COMMITTEE

Mr. Robin C. Stracey, Chairman
Mr. Craig W. Moore
Mr. Patrick McEnany

Independent Directors of the Company

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis describes the material elements of the Company’s compensation programs as they relate to our executive officers who are listed in the compensation tables appearing elsewhere in this proxy statement. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes, but also describes other arrangements and actions taken since the end of fiscal 2013 to the extent such discussion enhances the understanding of our executive compensation for fiscal 2013. Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2013, as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers” or “NEOs”.

Overview of Compensation Committee Role and Responsibilities

The Compensation Committee of the Board of Directors oversees our compensation plans and policies, reviews and approves all decisions concerning the Chief Executive Officer and Chief Financial Officer’s compensation, which may further be approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors.

Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our Chief Executive Officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our Chief Executive Officer is a member of the Board, but does not participate in Board decisions regarding any aspect of his own compensation. The Compensation Committee can retain independent advisors or consultants and has done so in the past.

Compensation Committee Process

The Compensation Committee reviews executive compensation upon the signing of an employment agreement, an increase in responsibilities or other factors. With respect to equity compensation awarded to other employees, the Compensation Committee or the Board grants stock options, often after receiving a recommendation from our Chief Executive Officer. The Compensation Committee also evaluates proposals for incentive and performance equity awards, and other compensation.

Compensation Philosophy

The Compensation Committee emphasizes the important link between the Company’s performance, which ultimately affects stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company’s executive compensation policy is to align the interests of the executive officers with the interests of the stockholders. In order to achieve this goal, the Company attempts to, (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long‑term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company’s compensation programs with the Company’s long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company’s performance and stockholder value, including an equity stake in the Company. Our named executive officers’ compensation utilizes two primary components - base salary and long-term equity compensation - to achieve these goals. There have been no bonus plan pay-outs as we have not yet achieved profitability, a prerequisite for pay-out per our historical bonus plans. Additionally, the Compensation Committee may award discretionary bonuses to certain executives based on the individual’s contribution to the achievement of the Company’s strategic objectives.

Setting Executive Compensation

We set executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive’s experience, expertise and performance, our Company’s overall performance and compensation packages available in the marketplace for similar positions. In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation. The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation and between annual and long-term compensation. The Company has entered into employment agreements with Mr. Plavan, our Chief Executive Officer, Mr. Bessey our Chief Financial Officer, Mr. Harris, our President and Mr. Sivilotti.

As part of the annual review of the Company’s executive officers, in October 2013, the Company entered into employment agreements with its Chief Executive Officer, Matthew T. Plavan and its Chief Financial Officer, Dan T. Bessey.

The Company entered into an employment agreement with Mr. Plavan to continue to serve as Chief Executive Officer. There was no change to Mr. Plavan’s base salary which is subject to annual review. In addition to his base salary, Mr. Plavan will be entitled to cash and stock bonuses and stock options or restricted stock grants as determined by the Compensation Committee. Further, Mr. Plavan shall participate in all of the Company’s fringe benefit programs in substantially the same manner and to substantially the same extent as other similar employees of the Company.

In the event that Mr. Plavan is terminated without cause by the Company, or delivers his termination for good reason to the Company, Mr. Plavan shall be paid, in addition to his salary earned up until the termination date, a sum equal to twelve months of his base salary in effect as of the termination date. Further Mr. Plavan’s outstanding options to acquire the Company’s common stock and restricted common stock awards which would have otherwise vested by the later of July 31, 2015, or within nine months of the termination date, shall immediately vest.

In the event that Mr. Plavan is terminated without cause by, or delivers his termination for good reason to, the Company, and such termination occurs three months prior to or within one year of a change in control, Mr. Plavan shall be paid, in addition to his salary earned up until the termination date, (i) a lump sum equal to eighteen months of his base salary in effect as of the termination date; and (ii) a lump sum cash payment equal to one and one-half times Mr. Plavan’s most recently established annual short-term incentive target award. In addition, all of Mr. Plavan’s outstanding options to acquire the Company’s common stock or restricted stock awards which have not vested as of the termination date shall immediately vest.

The Company entered into an employment agreement with Mr. Bessey to continue to serve as Chief Financial Officer. There were no changes to Mr. Bessey’s base salary which is subject to annual review. In addition to his base salary, Mr. Bessey will be entitled to cash and stock bonuses and stock options or restricted stock grants as determined by the Compensation Committee. Further, Mr. Bessey shall participate in all of the Company’s fringe benefit programs in substantially the same manner and to substantially the same extent as other similar employees of the Company.

In the event that Mr. Bessey is terminated without cause by the Company, or delivers his termination for good reason to the Company, Mr. Bessey shall be paid, in addition to his salary earned up until the termination date, a sum equal to nine months of his base salary in effect as of the termination date. Further Mr. Bessey’s outstanding options to acquire the Company’s common stock and restricted common stock awards which would have otherwise vested within six months of the termination date shall immediately vest.

In the event that Mr. Bessey is terminated without cause by, or delivers his termination for good reason to, the Company, and such termination occurs three months prior to or within one year of a change in control, Mr. Bessey shall be paid, in addition to his salary earned up until the termination date, (i) a lump sum equal to twelve months of his base salary in effect as of the termination date; and (ii) a lump sum cash payment equal to one times Mr. Bessey’s most recently established annual short-term incentive target award. In addition, all of Mr. Bessey’s outstanding options to acquire the Company’s common stock or restricted stock awards which have not vested as of the termination date shall immediately vest.

Base Salary

The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Subject to the provisions contained in employment agreements with executive officers concerning base salary amounts, base salaries of the executive officers are established based upon compensation data of comparable companies in our market, the executive’s job responsibilities, level of experience, individual performance and contribution to the business. We believe it is important for the Company to provide adequate fixed compensation to highly qualified executives in our competitive industry. In making base salary decisions, the Compensation Committee uses its discretion and judgment based upon personal knowledge of industry practice, but does not apply any specific formula to determine the base salaries for the executive officers.

Chief Executive Officer. In May 2008, at the conclusion of the existing employment agreement, the Company entered into an employment agreement with Mr. Plavan whereby Mr. Plavan agreed to continue to serve as Chief Financial Officer. The agreement provided for a base salary rate of at least $275,000 per year, subject to annual increases as may be determined. Effective August 1, 2009, the Compensation Committee increased Mr. Plavan’s annual salary to $300,000 in recognition of his demonstrated leadership, tenure and additional duties. Effective June 1, 2011, at the conclusion of the existing employment agreement, the Company entered into an employment agreement with Mr. Plavan for the term of three years. The agreement provides for a base salary rate of $315,000. Mr. Plavan was appointed Chief Executive Officer in January 2012.

Chief Financial Officer. In March 2013, Mr. Bessey joined the Company as Chief Financial Officer with an annual base salary of $250,000.

Vice President, Commercial Operations and Marketing. In August 2009, Mr. Baker joined the Company as Vice President of Sales with an annual base salary of $250,000. Effective June 30, 2011, the Compensation Committee adjusted Mr. Baker’s salary to $262,500 due to his performance and industry expertise and experience.

Vice President Corporate Development and Scientific Affairs. In August 2011, Mr. Cooksy joined the Company as Vice President of Business Development with an annual base salary of $200,000. In January 2012, he was appointed Vice President Corporate Development, Regulatory and Scientific Affairs and his salary was increased to $240,000.

Vice President of Manufacturing, Engineering and IT. In December 2009, Mr. Pappa was appointed Vice President of Manufacturing and his annual salary was increased to $215,000. In September 2011 he was appointed Vice President of Manufacturing and Engineering and his salary was adjusted to $245,000. In February 2013, he transitioned into Vice President of Manufacturing, Engineering and IT.

Employment Agreements with Kenneth L. Harris and Mitch Sivilotti

In connection with the ThermoGenesis Corp. and TotipotentRX merger agreement, the Company entered into employment agreements with Mr. Harris and Mr. Sivilotti, which were effective on the closing date of the merger on February 18, 2014.

Under the terms of the employment agreement with Mr. Harris, Mr. Harris shall serve as President of ThermoGenesis.  For his services, Mr. Harris will receive a base salary of $280,000 per annum plus a bonus in amount equal to 35.0% of his then base salary based on performance criteria to be determined by Mr. Harris and Cesca’s chief executive officer.  In addition, Mr. Harris will be granted 50,000 shares of Cesca restricted stock and six-year options to purchase 100,000 shares of common stock at an exercise price equal to the fair market value as of the Effective Date of the Merger, with such restricted stock and options subject to three year vesting.  Mr. Harris will also be paid a $40,000 relocation bonus to move to the San Francisco-Bay Area.  Mr. Harris will also receive a $1,000 monthly auto allowance and be able to participate in other benefits granted to other employees of Cesca.  In the event that Mr. Harris’ employment is terminated without cause or Mr. Harris terminates employment for good reason, he shall receive severance equal to 18 months of his then base salary, plus any unpaid bonus.  In addition to the foregoing, Mr. Harris shall be paid an additional six months of his then base salary if he is not re-nominated or not re-elected for a specified period to the Cesca Board of Directors which shall be deemed good reason for termination of employment.  If Mr. Harris is terminated without cause or Mr. Harris terminates employment for good reason in connection with a change in control, Mr. Harris shall receive severance equal to 18 months of his then base salary, a monthly $2,000 stipend for a specified period, a bonus equal to, in general, 35.0% of his base salary and all unvested restricted stock and options will vest. Finally, if Mr. Harris is no longer an employee of Cesca other than for good reason, termination without cause or change in control, he shall immediately resign as a member of the Cesca Board.

Under the terms of the employment agreement with Mr. Sivilotti, he will receive a base salary of $215,000 per annum plus a bonus in amount equal to 35.0% of his then base salary based on performance criteria to be determined by Mr. Sivilotti and Cesca’s chief executive officer.  In addition, Mr. Sivilotti will be granted 50,000 shares of Cesca restricted stock and six-year options to purchase 100,000 shares of common stock at an exercise price equal to the fair market value as of the Effective Date of the Merger, with such restricted stock and options subject to three year vesting.  Mr. Sivilotti will also be paid a $40,000 relocation bonus to move to the San Francisco-Bay Area.  Mr. Sivilotti will also receive a $1,000 monthly auto allowance and be able to participate in other benefits granted to other employees of Cesca.  In the event that Mr. Sivilotti’s employment is terminated without cause or Mr. Sivilotti terminates employment for good reason, he shall receive severance equal to 18 months of his then base salary, plus any unpaid bonus.  If Mr. Sivilotti’s employment is terminated without cause or Mr. Sivilotti terminates employment for good reason in connection with a change in control, Mr. Sivilotti shall receive severance equal to 18 months of his then base salary, a monthly $2,000 stipend for a specified period, a bonus equal to, in general, 35.0% of his base salary and all unvested restricted stock and options will vest.
401(k) Plan

The Company maintains a retirement savings plan, or 401(k) Plan, for the benefit of our executives and employees. Our 401(k) Plan is intended to qualify as a defined contribution arrangement under the Internal Revenue Code (Code). Participants may elect to defer a percentage of their eligible pretax earnings each year or contribute a fixed amount per pay period up to the maximum contribution permitted by the Code. All participants’ plan accounts are 100% vested at all times. All assets of our 401(k) plan are currently invested, subject to participant-directed elections, in a variety of mutual funds chosen from time to time by the Plan Administrator. Distribution of a participant’s vested interest generally occurs upon termination of employment, including by reason of retirement, death or disability. Historically, we have not made matching contributions to the 401(k) Plan.

Perquisites and Other Personal Benefits

The Company’s executive officers participate in the Company’s medical, dental and disability insurance benefit plans on the same terms as other employees. The Company provides the NEOs and certain key employees with life insurance benefits at two times their annual salary, up to $500,000. Relocation benefits also are reimbursed and are individually negotiated when they occur. The Company reimburses each executive officer for all reasonable business and other expenses incurred by them in connection with the performance of their duties and obligations. The Company does not provide named executive officers with any significant perquisites or other personal benefits.

Accounting and Tax Considerations

Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of up to $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation”. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals and due to the Company’s substantial net operating loss carry forwards, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. The Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of the Company and its stockholders.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our named executive officers for all of the services they rendered to the Company.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Matthew Plavan	2013	315,000	--		--	88,000	--		403,000
Chief Executive Officer (2)	2012	315,000	--		149,000	--	--		464,000
	2011	301,000	89,000	(3)	68,000	92,000	--		550,000
Dan Bessey	2013	61,000	--		46,000	22,000	--		129,000
Chief Financial Officer(4)
Hal Baker	2013	263,000	99,000	(5)	--	--	8,000	(6)	370,000
V.P., Commercial Operations	2012	262,000	85,000	(5)	99,000	--	9,000	(6)	455,000
& Marketing	2011	250,000	178,000	(7)	--	69,000	8,000	(6)	505,000
Kevin Cooksy	2013	240,000	--		--	--	--		240,000
V.P., Corporate Development	2012	193,000	4,000	(8)	82,000	--	--		279,000
& Scientific Affairs
Ken Pappa	2013	245,000	25,000	(9)	--	--	--		270,000
V.P., Engineering	2012	239,000	--		99,000	--	--		338,000
& Manufacturing	2011	215,000	--		--	35,000	--		250,000
_____________________

(1)	The amounts reported are the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board’s Codification topic 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2013 for the assumptions used in determining such amounts.

(2)	Mr. Plavan was appointed Chief Executive Officer in January 2012 and from 2005 until Mr. Bessey’s appointment also served as Chief Financial Officer.

(3)	Represents a retention bonus of $50,000 and a gross-up for taxes of $39,000.

(4)	Mr. Bessey was hired as Chief Financial Officer on March 28, 2013.

(5)	Represents commission payments as Vice President in charge of sales.

(6)	Includes $8,000 in payments for an auto allowance.

(7)	Includes $89,000 commission payments as Vice President of Commercial Operations and $50,000 as a retention bonus with a gross-up for taxes of $39,000.

(8)	Represents a referral bonus.

(9)	Represents a bonus for the completion of the sale of the CryoSeal product line.

Grants of Plan-Based Awards for 2013

The following table provides information relating to stock and options awarded during the fiscal year ended June 30, 2013.

Name	Grant Date	Date of Meeting	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)
Matthew Plavan	7/30/12	7/30/12	--		162,500	(1)	0.925	88,000
Dan Bessey	3/27/13	3/26/13	50,000	(2)	--		--	46,000
	3/27/13	3/26/13	--		50,000	(3)	0.91	22,000

(1)	The option vests in three equal installments on July 29, 2013, 2014 and 2015.
(2)	The restricted stock award shown vests in three equal installments on March 27, 2014, 2015 and 2016.
(3)	The option award vests in three equal installments on March 27, 2014, 2015 and 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding option and stock awards held by the named executive officers as of June 30, 2013. The awards granted in fiscal 2013 are also disclosed in the Grants of Plan-Based Awards Table. The grant date fair value of the awards granted in fiscal 2013, 2012 and 2011 is disclosed in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Matthew Plavan	25,000	--		2.54	7/30/13
	37,500	12,500	(1)	2.32	6/10/15
	25,000	25,000	(2)	2.88	2/15/16
	--	162,500	(3)	0.93	7/29/16
						10,000	(4)	14,000
						50,000	(5)	68,000
Dan Bessey	--	50,000	(6)	0.91	3/26/17
						50,000	(6)	68,000
Hal Baker	25,000	--		2.88	8/10/13
	28,125	9,375	(1)	2.32	6/10/15
	18,750	18,750		2.88	2/15/16
						33,333	(5)	45,000
Kevin Cooksy						33,333	(5)	45,000
Ken Pappa	18,750	--		2.54	7/30/13
	17,500	--		2.28	2/8/14
	14,064	4,686	(1)	2.32	6/10/15
	9,375	9,375	(2)	2.88	2/15/16
						33,333	(5)	45,000

(1)	Vests on June 10, 2014.
(2)	One-half vests on February 15, 2014 and 2015.
(3)	One-third vests on July 29, 2014, 2015 and 2016.
(4)	Vests on June 1, 2014.
(5)	One-half vests on July 29, 2013 and 2014.
(6)	One-third vests on March 26, 2014, 2015 and 2016.

Stock Vested

	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
M. Plavan	35,000	$34,000
H. Baker	16,667	$15,000
K. Cooksy	16,667	$16,000
K. Pappa	16,667	$15,000

Potential Payments upon Termination or Change in Control

Our named executive officers have certain change of control rights under employment agreements or current company policy. The Compensation Committee considers these policies to provide the named executive officers with the ability to make appropriate, informed decisions on strategy and direction of the Company that may adversely impact their particular positions, but nevertheless are appropriate for the Company and its stockholders. Our Compensation Committee believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time and that severance arrangements may be necessary to attract highly qualified officers in a competitive hiring environment.

The following table describes the potential payments upon a hypothetical termination without cause or due to a change in control of the Company on June 30, 2013 for the NEO’s. The actual amounts that may be paid upon an executive’s termination of employment can only be determined at the actual time of such termination.

	Termination Without Cause				Termination following a Change of Control(1)(2)(3)
Name	Salary		Health Benefits	Total	Salary	Total
M. Plavan	$315,000	(4)	--	$315,000	$473,000	$473,000
D. Bessey	--		$12,000	$12,000	$250,000	$250,000
H. Baker	$132,000	(1)	$14,000	$146,000	$263,000	$263,000
K. Cooksy	$120,000	(1)	$1,000	$121,000	$240,000	$240,000
K. Pappa	$123,000	(1)	$13,000	$136,000	$245,000	$245,000

(1)	Payable in a lump-sum payment.
(2)	This table does not include an estimate for the acceleration of vesting of stock options upon a change in control as this benefit is available to all employees with outstanding stock options as provided in the Equity Plans at the discretion of the Plan Administrator.
(3)	The CEO’s prior Employment Agreement provided for a one-time payment equal to twelve months base salary in the event there is a Change of Control and the CEO continues to work in his current position with no significant changes. However, under the employment agreement approved on October 25, 2013 the CEO will only receive a payment if terminated upon a change of control as defined below.
(4)	Payable in biweekly installments for one year.

Under the Company’s Executive Change of Control Policy, “change of control” means an event involving one transaction or a related series of transactions in which one of the following occurs:

a)	the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class;
b)	the Company issues securities equal to 50% or more of the issued and outstanding common stock of the Company in connection with a merger, consolidation or other business combination;
c)	the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company; or
d)	all or substantially all of the Company’s assets are sold or transferred.

Under Mr. Plavan’s prior employment agreement “cause” is defined as:

a)	willful or habitual breach of Executive’s duties;
b)	fraud, dishonesty, deliberate injury or intentional material misrepresentation by Executive to the Company or any others;

c)	embezzlement, theft or conversion by Executive;
d)	unauthorized disclosure or other use of the Company’s trade secrets, customer lists or confidential information;
e)	habitual misuse of alcohol or any non-prescribed drug or intoxicant;
f)	willful misconduct that causes material harm to the Company;
g)	willful violation of any other standards of conduct as set forth in Company’s employee manual and policies;
h)	conviction of or plea of guilty or nolo contendere to a felony or misdemeanor involving moral turpitude;
i)	continuing failure to communicate and fully disclose material information to the Board of Directors, the failure of which would adversely impact the Company or may result in a violation of state or federal law, including securities laws; or
j)	debarment by any federal agency that would limit or prohibit Executive from serving in his capacity for the Company under this Agreement.
Under the most recent employment agreements for Mr. Plavan and Mr. Bessey approved October 25, 2013, “change of control” is defined as: an event involving one transaction or a related series of transactions in which one of the following occurs:

(a)	The Company issues securities equal to fifty percent 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership or other entity, including a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934;
(b)	The Company issues securities equal to fifty percent 50% or more of the issued and outstanding common stock of the Company in connection with a merger, consolidation or other business combination;
(c)	The Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company; or
(d)	all or substantially all of the Company’s assets are sold or transferred to a third party.

Long-term Equity Compensation

The Compensation Committee provides the Company’s executive officers with long-term equity compensation in the form of stock option grants or restricted stock grants under the Company’s 2006 Equity Incentive Plan (the “Equity Plan”). The ability to provide equity incentives, through the granting of stock options and other equity-based compensation, gives the Compensation Committee the ability to create a combination of cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by executives and employees. The Compensation Committee believes that stock based compensation provides the Company’s executive officers with the opportunity to maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s common stock, thereby motivating the executive to maximize long-term stockholder value. It is the Company’s practice to grant options or restricted stock from time to time to executive officers at the fair market value of the Company’s common stock on the date of grant. The option grants also place what can be a significant element of compensation at risk, because stock options have value for the executive only if the market price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest. The Compensation Committee considers each grant subjectively, considering factors such as the individual performance of the executive officer, the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals and the need to retain key employees. The number of stock options or restricted stock shares granted to other executives in prior years and the total number of shares available for issuance under the Equity Plans are also taken into consideration.

Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities, in response to changes in industry practices and, occasionally, to achieve equity within a peer group. The Compensation Committee may, however, grant additional stock options to executives and employees for other reasons. Awards of equity-based compensation are not routinely made, but may occur throughout the year. Stock options granted to the named executive officers have vesting schedules ranging from three to four years. Generally, we do not time the granting of our options or awards with any favorable or unfavorable news released by the Company, except that on occasion, the Compensation Committee times the grant to occur after information concerning the Company is publicly released.

Although the Company has historically only issued stock options and restricted shares, it may in the future grant stock appreciation rights, or other equity-based compensation as permitted in the Equity Plans and as determined appropriate by the Compensation Committee.

Bonuses

The bonus component of executive compensation is designed to reflect the Compensation Committee’s belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. However, we have from time to time paid signing, retention, referral or other bonuses to particular executive officers. Our executive employment contract and policy provide generally for a discretionary bonus of up to 35% of the executive’s base salary, which is to be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year.

As Vice President of Commercial Operations & Marketing, Mr. Baker is eligible for a sales commission program in which approximately 35% of his base salary has been established as the commission pool, paid out based upon performance to quarterly goals. Historically, the V.P. of sales has achieved approximately 30 - 36% of his annual commission pool.

Risk Assessment

We do not believe that risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. We believe our approach to goal setting and evaluation of performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. We believe we have allocated our compensation among base salary and short-and long-term compensation opportunities in such a way as to not encourage risk-taking. The multi-year vesting of our equity awards are intended to properly account for the time horizon of risk. Our insider trading policy prohibits short selling of our Company’s stock or the purchase or sale of puts or calls for speculative purposes.

Increase in Executive Compensation Subsequent to Year End

During the current fiscal year 2014, the Compensation Committee conducted an executive compensation analysis and assessment. The Compensation Committee engaged an independent compensation consultant, Radford, an Aon Hewitt Company, to help formulate compensation policy, strategy, and design, and to advise on overall best practices.

Subsequent to year ended June 30, 2013, on March 1, 2014, after giving consideration to a certain survey discussed below, and in recognition of the successful implementation of the Company’s strategic transformation, the Compensation Committee made the following changes to executive compensation:

			Long-Term Incentive Awards(3)
Named Executive Officer	Annual Salary(1)	Cash Bonus(2)	Options	Restricted Stock Awards
Matthew Plavan, Chief Executive Officer	$425,000	$100,000	100,000	210,000
Dan Bessey, Chief Financial Officer	$280,000	$50,000	33,585	67,500
Hal Baker, (4) V.P. Commercial Operations & Marketing			18,700	37,500
Ken Pappa, V.P. Engineering, Manufacturing & IT	$250,000	$10,000	18,700	37,500

(1)	Annual salary increase is effective March 1, 2014.
(2)	Represents a cash bonus payable March 1, 2014.
(3)	Long-term incentive awards consisting of stock options and restricted stock awards are subject to vesting over a three year period.
(4)	Mr. Baker’s salary was deemed materially consistent with the 25th percentile.

The long-term incentive awards consisting of options and restricted awards are being issued pursuant to the Company’s 2006 Equity Incentive Plan and are subject to a three year vesting. The exercise price for each stock option was $2.18 per share which represents the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on March 3, 2014.

As previously discussed, as part of its executive compensation analysis and assessment, the Compensation Committee engaged Radford to help develop an appropriate peer group and provide the Compensation Committee with base pay, short-term incentive and long-term equity incentive market data from said peer group. Radford also advised the Compensation Committee on cash and equity compensation specifically for the directors and officers.

Comparative Benchmarking

The Compensation Committee relied on a combination of resources to review and benchmark executive compensation and set the compensation of the CEO and other NEOs. Radford prepared a comparative report of companies operating in our industry with reported revenues, net income and market values the Company and Radford consider to be within a reasonable range of our same metrics. Following is a list of companies included in the 2014 peer group:

• Aastrom BioSciences, Inc.	• Cytori Therapeutics	• Peregrine Pharmaceuticals
• Advanced Cell Technologies	• Dynavax Technologies	• Pluristem Therapeutics
• Anacor Pharmeceuticals	• Enzon	• Sangamo Biosciences
• Athersys	• Geron	• Stemcells
• Cleveland Biolabs	• Novavax	• Taracept
• Cytokinetics

In addition to the companies analyzed in the comparison group above, Radford also gathered and presented data from Radford’s 2013 Global Life Sciences survey for bio-pharmaceutical companies with employees less than 250.

Based on the data gathered and analyzed for the comparator group and the survey group, Radford made the following observations regarding executive compensation at the Company:

•	Executive base salaries are below the market 25th percentile
•	CEO short term target incentive is below the market 25th percentile
•	NEO’s (other than the CEO) short term target incentives are below the market 50th percentile
•	The Company does not have a formal annual equity incentive plan
•	Total target compensation (cash plus equity) is below the market 25th percentile

In determining the total direct compensation for the NEO’s for 2014 disclosed above, the Compensation Committee took the following facts and trends also into consideration:

•	Executive target cash and direct compensation is below the market 25th percentile
•	The CEO has not had a salary increase since June 2011
•	In January 2012, management began the implementation of its strategy to build greater shareholder value by further leveraging its assets and expertise to develop and commercialize cell therapies to treat patients in large disease populations, i.e. regenerative medicine. This effort began with a major restructuring of the company, and over the past two years has included the divestiture of non-core products, a streamlining of resources to focus on the base cord blood business and acquiring the necessary clinical and scientific capabilities required to develop cell biologics targeting major clinical indications. The board and management believe the recent formation of Cesca Therapeutics and the $6.7 million capital market financing are two key milestone achievements that illustrate the strategy is working to create sustained shareholder value in regenerative medicine

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company’s equity compensation plans and individual compensation arrangements in effect as of June 30, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted stock (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1)) (c)
Equity compensation plans approved by security holders	1,453,753	$2.36	1,404,125
Equity compensation plans not approved by security holders	--		--
Total	1,453,753		1,404,125

(1)	Under the Company’s 2006 Equity Incentive Plan, the number of shares of common stock equal to six percent (6%) of the number of outstanding shares of the Company are authorized to be used. Under this provision, the number of shares available to grant for awards will increase at the beginning of each fiscal year if options were granted or additional shares of common stock were issued in the preceding fiscal year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the Chief Financial Officer, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board of Directors regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Oversight Board in Rule 3200T, the audit committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2013, for filing with the Securities and Exchange Commission.

Respectfully submitted,

CESCA THERAPEUTICS INC.
AUDIT COMMITTEE

Mr. Craig W. Moore, Chairman
Mr. Patrick J. McEnany
Mr. Robin C. Stracey

Independent Directors of the Company

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, for each of the last two fiscal years.

Fee Category	Fiscal 2013	Fiscal 2012
Audit Fees(1)	$410,000	$341,000
Audit-Related Fees(2)	94,000	--
Tax Fees(3)	21,000	19,000
All Other Fees(4)	--	--
Total Fees	$525,000	$360,000

(1)	The audit fees for fiscal 2013 and fiscal 2012 consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Includes fees billed for due diligence services regarding the proposed merger with TotipotentRX. There were no fees for audit-related services by Ernst & Young LLP for the fiscal year ended June 30, 2012.
(3)	Tax fees consist of fees for tax compliance, which relate to the preparation of federal and state tax returns.
(4)	All other fees consist of fees for other permissible work performed by Ernst & Young LLP that does not meet with the above category descriptions. There were no fees for other services by Ernst & Young LLP for the fiscal years ended June 30, 2013 and 2012.

The Audit Committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

GENERAL INFORMATION REGARDING PROPOSALS 2, 3, 4, 5 AND 6

We are asking our stockholders to approve a series of amendments to our bylaws (''Current Bylaws''). Among other clarifying, conforming and corrective changes, Proposals 2, 3, 4, 5 and 6 would implement several substantive governance changes that the board of directors considers to be favorable to the Company and our stockholders. A brief summary of the substantive changes and supporting statement for each of Proposals 2, 3, 4, 5 and 6 are provided below. The summary, in each case, is qualified in its entirety by reference to the full text of the proposed amendment which is provided by specific reference to the appropriate Articles and Sections of Amended and Restated Bylaws of the Company which is attached as Appendix A to this proxy statement and which shows the proposed additions and deletions. The amendments proposed in Proposals 2, 3, 4, 5 and 6 and contained in the Amended and Restated Bylaws have been proposed and approved by the board of directors, which has determined as to each of Proposals 2, 3, 4, 5 and 6, that the amendments contained therein are advisable and has directed that each of Proposals 2, 3, 4, 5 and 6 be submitted to the stockholders for approval.

Additional corrective, conforming, ministerial and clarifying changes consistent with the amendments proposed in Proposals 2, 3, 4, 5 and 6 may also be made to the Amended and Restated bylaws.

PROPOSAL 2
APPROVAL OF AMENDMENT TO OUR BYLAWS FOR CLARIFYING CERTAIN
ADMINISTRATIVE FUNCTIONS, INCLUDING CHANGING THE NAME TO
CESCA THERAPEUTICS INC., PROVIDING OF NOTICE AND STOCKHOLDER RECORDS
ELECTRONICALLY, CLARIFYING QUORUM IN THE EVENT THE COMPANY HAS ISSUED
DIFFERENT CLASSES OF SECURITIES AND PERMITTING THE BOARD OF DIRECTORS
TO DESIGNATE POWERS AND DUTIES OF THE OFFICERS OF THE COMPANY

The board of directors is proposing for approval by the stockholders certain administrative amendments to Article I, Section 1, Article II, Sections 4, 9 and 14 and Article IV, Section 1 of the Current Bylaws.

Article I, Section 1 would change our name to Cesca Therapeutics Inc. from ThermoGenesis Corp. to reflect the acquisition of TotiPotentRX by merger and concurrent name change.

Article II Section 4 of the Current Bylaws will be amended to allow for the notice of a stockholders’ meeting through electronic means. Article II Section 15 will allow a list of stockholders open to the examination of any stockholder through an electronic network.

Article II Section 9 is being amended to clarify that if a separate vote by a class or classes or series of capital stock is required, quorum will require a majority of such class or classes or series of capital stock.

Finally, Article IV, Section 1 has been revised to allow the board of directors to specifically state by board resolution the powers and duties of the Company’s officers.

Reason for the Proposal

On February 18, 2014, the Company completed the acquisition of TotiPotentRX by merger and, as part of the transaction, changed its name to Cesca Therapeutics Inc. The Company is amending its Current Bylaws to reflect the name change.

With regards to the other administrative amendments, in July, 2000, the Delaware General Corporation Law (“DGCL”) statute was amended to permit Delaware corporations to take fuller advantage of email and other technological advances. One provision provides that notices to a stockholder under a corporation’s bylaws may be given by electronic transmission. In addition, DGCL states that the stockholder list be available at the place of the meeting or another specified place in the city where the meeting is being held for ten days prior to the meeting has been deleted. A new provision requires the list to be available for the ten-day period either on a reasonably accessible electronic network or at the corporation’s principal place of business

The board of directors is proposing an amendment to Article II, Section 4 of the Current Bylaws to provide for the notice of a stockholders’ meeting through electronic means. Article II Section 15 will allow a list of the Company’s stockholders to open by the examination of any stockholder through an electronic network.

As a further administrative issue, Article II Section 9 is being amended to clarify that if a separate vote by a class or classes or series of capital stock is required, quorum will require a majority of such class or classes or series of capital stock. At this time, the Company has only one class of capital stock outstanding consisting of shares of common stock.

Finally, Article IV, Section 1 has been revised to allow the board of directors to specifically state by board resolution the powers and duties of the Company’s officers instead of delineating them in the bylaws.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 2 is required to approve this Proposal 2. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 2.

PROPOSAL 3
APPROVAL OF AMENDMENT TO OUR BYLAWS TO ALLOW THE NUMBER
OF DIRECTORS TO BE SET BY THE BOARD

The board of directors is proposing for approval by the stockholders an amendment to Article II, Section 2 of our Current Bylaws to eliminate range of the number of directors from three to seven directors to a number to be determined by the board of directors with the exact number as the board shall from time to time fix by resolution. Proposal 3 language is set forth in the Proposed Amended and Restated Bylaws set forth in Appendix A.

Proposal

If Proposal 3 is adopted, the number of directors of the board will be determined by the board of directors by resolution which is permitted under DGCL.

Reasons for the Proposal

Currently, the number of directors consists of six members. In connection with the acquisition of TotiPotentRX, TotiPotentRX had the right to appoint two directors to the Company’s board of directors of which one director has already been appointed. If certain TotiPotentRX assignees exercise their right to nominate another member to the Company’s board of directors, the number of directors shall be seven which will be the maximum range of directors allowed under the Current Bylaws.

In order to provide the board of directors with the maximum flexibility, and as permitted under DGCL, the board of directors is proposing Proposal 3 to allow that the number of directors of the Company shall be set by the board of directors by resolution. This will allow the board of directors to add other qualified members as may arise from time to time. In addition, in the event the Company in the future engages in a merger, acquisition, reorganization of similar transaction with another company, this will provide the Company the maximum flexibility to offer board seats to the other company to promote continuity and unity of the combined company.

Adoption of Proposal 3 will remove stockholders' right to set the number or range of number directors for the Company which may become costly if the Company’s board of directors becomes large in size. However, the Company stockholders will continue to vote on the Company’s directors on an annual basis.

Although Proposal 3 to allow the board of directors to determine the size of the board is not intended an anti-takeover provision, coupled with other provisions, Proposal 3 could have an anti-takeover effect. Such other provisions include Proposal 4 to provide for the advanced notice requirement for stockholder nominations of directors or other business proposals, Proposal 4 to eliminate stockholder action by written consent, and that the Company may issue “blank check” preferred stock with the rights, preferences and privileges as determined by the board of directors in their sole discretion. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 3 is required to approve this Proposal 3. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 3.

PROPOSAL 4
APPROVAL OF AMENDMENT TO OUR BYLAWS TO PROVIDE ADVANCE NOTICE FOR
DIRECTOR NOMINATIONS OR TO MAKE A BUSINESS PROPOSAL

The board of directors is proposing for approval by the stockholders an amendment to Article II, Section 5 to amendment to our Current Bylaws to provide for the advance notice requirement for stockholder nominations of directors or other business.

Currently, Article II, Section 5 of our Current Bylaws provides basic notice for any stockholders’ meeting. There is currently no notice provision for stockholders seeking to nominate directors for election at an annual or special meeting of stockholders or propose other business. The proposed amendment will make certain changes to this Article II, Section 5 that are intended to provide clear and reasonable procedures to nominate directors and propose other business and full disclosure of the interests of the director nominee and the nominating stockholder or proposed business and proposing stockholder. These provisions set forth the process that a stockholder must follow in order to nominate a director for election or seek a proposal at a stockholder meeting. Proposal 4 language is set forth in the Proposed Amended and Restated Bylaws set forth in Appendix A.

Summary of Proposed Amendment

The following is a summary of the material changes that will be effected by Proposal 4 to our Current Bylaws:

Advance Notice Provision For Director Nominee	Proposed Amendment
Deadline to Submit Nominees for Election at an Annual Meeting
At least 90 days, but not more than 120 days before the anniversary date of the prior year annual meeting if the annual meeting is not advanced by more than 30 days nor delayed by more than 70 days from such anniversary.

If the annual meeting does not fall within the anniversary dates set forth above, 10 days following the public announcement of the annual meeting date.

Deadline to Submit Nominees for Election at a Special Meeting	At least 90 days, but not more than 120 days before the special meeting or 10 days following the public announcement of the special meeting.
Disclosure of Information	•	Name, age, and business and residence address;
Regarding Potential Nominee	•	Principal occupation or employment;
	•	Number of shares of the Company’s capital stock owned by the nominee;
	•	Other information that would be required to be included by a proxy statement;
	•	Consent to serve as a director; and
	•	Such other information for the Company to reasonably determined if the nominee would be independent.
Disclosure of Information	•	Name and address;
Regarding Nominating	•	Number of shares of the Company’s capital stock owned by the
Stockholder		nominating stockholder;
	•	Description of arrangements pursuant to such the nomination is being made;
	•	Description of arrangements regarding any effect or intent to mitigate or manage risk or benefit of share price changes or increase voting power of Nominating Stockholder;
	•	Representation that the holder is entitled to vote and will appear at the meeting; and
	•	Representation whether such stockholder intends to deliver a proxy statement/form of proxy to other stockholder or to solicit proxies in support of the nominee.

All Other Business Other than Director Nominations
Notice Requirement Business Conducted at Special Meeting	At least 90 days, but not more than 120 days before the special meeting or 10 days following the public announcement of the special meeting.
Disclosure of Information	•	Description of business to brought before Annual Meeting and reason
Regarding Proposing		therefor;
Stockholder	•	Any other information relating to stockholder required to be disclosed in a proxy statement in accordance with Section 14(a) of the Securities Exchange Act of 1934; and
	•	Same information as set forth under “Disclosure of Information Regarding Nominating Stockholder” above.

Director Nominees

Advance Notice Provision for Director Nominee. The amendment provides a deadline for stockholder nominees at an annual meeting will be at least 90 days and no more than 120 days before the anniversary date of the prior year meeting. The amendment also provides that if the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary, the notice period shall be 10 days following the public announcement of the annual meeting date. The deadline range for stockholder nominees at a special meeting will be at least 90 days and no more than 120 days before the actual meeting or, if later, 10 days following the public announcement of the special meeting date.

Disclosure of Information from Potential Director Nominees. The amendment requires disclosure regarding the director nominee: the director nominee’s name, age, and business and residence address; principal occupation or employment; number of shares of the Company’s capital stock owned by the director nominee; other information that would be required to be included by a proxy statement; consent to serve as a director; and such other information for the Company to reasonably determined if the nominee would be independent.

Disclosure of Information from Nominating Stockholders. In addition to the information about a director nominee, the amendment requires the following disclosures regarding the nominating stockholder: nominating stockholder’s name and address; number of shares of the Company’s capital stock owned by the nominating stockholder; description of arrangements, if any, pursuant to such the nomination is being made; description of arrangements regarding any effect or intent to mitigate or manage risk or benefit of share price changes or increase voting power of the nominating stockholder; representation that the nominating stockholder is entitled to vote and will appear at the meeting; and representation whether such stockholder intends to deliver a proxy statement/form of proxy to other stockholder or to solicit proxies in support of the nominee.

All Other Business Other than Director Nominations

Advance Notice Provision For All other Business other than Director Nominee at Annual or Special Meeting. The amendment provides a deadline for stockholder all other business other than director nominees at an annual meeting will be at least 90 days and no more than 120 days before the anniversary date of the prior year meeting. The amendment also provides that if the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary, the notice period shall be 10 days following the public announcement of the annual meeting date. The deadline range for business other than director nominees at a special meeting will be at least 90 days and no more than 120 days before the actual meeting or, if later, 10 days following the public announcement of the special meeting date.

Disclosure of Information from Proposing Stockholder. The amendment requires disclosure regarding information from the proposing stockholder for all other business other than director nominee: description of business to brought before Annual or Special Meeting and reason therefor; any other information relating to stockholder required to be disclosed in a proxy statement in accordance with Section 14(a) of the Securities Exchange Act of 1934; and same information as set forth under “Disclosure of Information Regarding Nominating Stockholder” above.

Reason for the Amendment

Our board of directors believes that detailed and clearly stated advance notice requirements are beneficial to both our stockholders and our board of directors in planning for and administering meetings of our stockholders. Our board of directors determined that the proposed amendment is in the best interests of the Company and our stockholders to ensure our advance notice provisions are complied with and to allow for enhanced disclosure of the interests of the director nominee and the nominating stockholder or business to be proposed and the proposing stockholder.

The purpose of advance notice provisions is to help ensure orderly business at annual or special meeting by requiring any stockholder that intends to propose director nominations or have other business considered at the meeting to give timely prior written notice of the proposal (and related information) to the Company. Delaware courts have upheld advance notice provisions as appropriate to give stockholders an opportunity to evaluate the stockholder proposal and to give the board of directors’ adequate time to make an informed recommendation, so long as the provision does not unduly restrict stockholder rights.

The amendment also provides for disclosure requirements of a nominating stockholder, or proposing stockholder, as the case may be, and we believe these advance notice requirements will help our stockholders understand and prepare for the process that must be followed for their nominees or proposal to be considered at a meeting of stockholders. In addition, the notice provisions will allow our stockholders to have a greater amount of time to consider nominations or the proposal they desire to bring before a meeting and to comply with the applicable requirements for submitting such nominees or proposal.

The disclosures will provide both stockholders and our board of directors with more information regarding the director nominees and the nominating stockholder or proposal and the proposing stockholder, which will allow our stockholders to make a more fully informed voting decision and assist our board of directors in making a recommendation or statements of its position. For example, it is important for us to determine whether or not a potential nominee is independent because it can be relevant to determining whether we satisfy continued listing requirements on Nasdaq and it affects our ability to form committees of our board of directors that comply with SEC and Nasdaq requirements. The description of arrangements regarding any effect or intent to mitigate or manage risk or benefit of share price changes or increase voting power of Nominating Stockholder or Proposing Stockholder will assist in in the disclosure which is typically otherwise unknown to us and the stockholders. This type of disclosure will enable our stockholders and Board of Directors to better understand the potential motivation of a stockholder in submitting a nomination.

Although Proposal 4 to adopt an advanced notice provision for director nomination is not intended an anti-takeover purposes, coupled with other provisions, Proposal 4 could have an anti-takeover effect. Such other provisions include Proposal 3 which is a proposal to allow the number of directors to be set by the board of directors, Proposal 5 to eliminate stockholder action by written consent, and that the Company may issue “blank check” preferred stock with the rights, preferences and privileges as determined by the board of directors in their sole discretion. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 4 is required to approve this Proposal 4. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 4.

PROPOSAL 5
APPROVAL OF AMENDMENT TO OUR BYLAWS TO ELIMINATE
STOCKHOLDER ACTION BY WRITTEN CONSENT

The board of directors is proposing, for approval by the stockholders an amendment to Article II, Section 11 of our Current Bylaws to eliminate stockholder action by written consent without meeting of stockholders. If this Proposal 5 is adopted, stockholder action can only be taken at an annual or special meeting of stockholders.

Currently, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Proposal 5 language is set forth in the Proposed Amended and Restated Bylaws set forth in Appendix A.

Proposal

If Proposal 5 to eliminated action taken by the stockholder by written consent is adopted, any action required by the stockholders could only be taken at an annual or special meeting of stockholders.

Reasons for the Proposal

Our board of directors has carefully considered the advantages and disadvantages of eliminating stockholder action by written consent and has determined that it is appropriate to amend the Current Bylaws to eliminate stockholder action by written consent in lieu of a stockholders’ meeting.

Some stockholders believe that stockholders should be permitted to act by written consent because this provides a mechanism for stockholder action outside the normal meeting cycle. The board of directors’ concern is that the written consent process, by its nature, is not conducive to an orderly and transparent debate on the merits of the proposed action, as would occur if it were raised at a stockholders’ meeting. Moreover, action by written consent can be seen as inherently coercive in that consent solicitations may not give stockholders the benefit of the notice and disclosure requirements applicable to proxy solicitations. Furthermore, in the context of a hostile acquisition coupled with a written consent solicitation to remove the board, the uncertain timetable created by the fact that the removal is effective upon the delivery of the requisite number of consents could cause potentially interested third parties to be reluctant to enter into negotiations, given the risk that the board they are negotiating with could be removed at any time. Adoption of this Proposal 5 would not eliminate a stockholder’s ability to vote on a proposed action; it would just require the action to be taken at stockholders’ meeting where such action could be properly noticed, and where there would be adequate time to review and discuss the proposed action.

Although Proposal 5 to eliminate stockholder action by written consent is not intended an anti-takeover purposes, coupled with other provisions, Proposal 5 could have an anti-takeover effect. Such other provisions include Proposal 3 which is a proposal to allow the number of directors to be set by the board of directors, Proposal 4 which is a proposal to adopt an advanced notice provision for director nomination or other business proposals, and that the Company may issue “blank check” preferred stock with the rights, preferences and privileges as determined by the board of directors in their sole discretion. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 5 is required to approve this Proposal 5. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 5.

PROPOSAL 6
APPROVAL OF AMENDMENT TO OUR BYLAWS TO PROVIDE
FOR A FORUM FOR ADJUDICATION OF DISPUTES

The board of directors is proposing, for approval by the stockholders an amendment to Article IX, Section 4 of our Current Bylaws to provide for the Delaware courts forum for the adjudication of disputes.

Proposal

If Proposal 6 is approved by our stockholders, our Current Bylaws would be amended by adding a new Article IX, Section 4 attached hereto as Appendix A, which would provide that, unless the Company consented in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or (iv) any action asserting a claim governed by the internal affairs doctrine under Delaware law, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

Reasons for the Proposal

The amendment is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law and level of expertise, and should promote efficiency and costs-savings in the resolution of such claims. The board of directors believes that the Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware and that the Delaware courts have a reputation for expertise in corporate law matters. The board of directors also believes that the Delaware courts have more experience and expertise in dealing with complex corporate issues than many other jurisdictions. For these reasons, the board of directors believes that providing for Delaware as the exclusive forum for the types of disputes listed above is in the best interests of the Company and its stockholders. At the same time, the board of directors believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interest and those of its stockholders are best served by permitting such a dispute to proceed in a forum other than Delaware Chancery Court. It cannot be assured that all state courts will determine such a provision to be enforceable or will be willing to force the transfer of such proceedings to the Delaware courts.

We are aware that certain proxy advisors, and even some institutional investors, take the view that they will not support an exclusive forum clause such as our proposed amendment, unless the Company can show it already has suffered material harm as a result of multiple stockholder suits filed in different jurisdictions regarding the same matter. The board of directors believes this position fails to adequately take into account the prevalence of such litigation generally and the recent increase in stockholder litigation over proxy statement disclosures that threaten to delay or prevent a stockholder meeting at significant cost to the Company. These cases have typically been filed in a state, or in multiple states by multiple lawyers, including the Company’s domicile, thus requiring a court, or courts, less familiar with the laws of the domicile to interpret and apply those laws, and to do so under a very tight timeframe. While the Company has not yet suffered such harm, we wish to act to prevent it.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 6 is required to approve this Proposal 6. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 6.

Potential Amendments to the Company’s Bylaws.

To the extent that Proposals 2, 3, 4, 5 and 6 are approved by the stockholders, the Amended and Restated Bylaws will become effective promptly after the meeting. Proposals 2, 3, 4, 5, and 6 are not inter-dependent, and if any of Proposals 2, 3, 4, 5 and 6 are not approved by the stockholders, the changes intended to implement any Proposal not approved will not be incorporated in the Amended and Restated Bylaws.

PROPOSAL 7
APPROVAL TO AMEND AND RESTATE THE 2006 EQUITY INCENTIVE PLAN

Reasons for the Proposal

The Board of Directors believes that stock based awards have been very effective and have proven to be an important component of the Company’s overall compensation and incentive strategy for eligible persons, including directors, officers, employees or consultants to the company. The Company believes that the equity incentive program is important in order to maintain the eligible person’s the directors’ motivation and compensate them for meeting the Company’s short-term and long-term strategic goals. In addition, in light of the completion of the recent merger with TotipotentRX, the Compensation Committee believes the compensation plan should provide it with the appropriate level of flexibility to retain and hire qualified personnel for the Company’s operations and to more closely align the eligible person’s interest with stockholder’s interests.

Background of the Proposal

You are being asked to approve the adoption of the proposed Amended and Restated 2006 Equity Incentive Plan (“Amended and Restated Plan”) which is an improvement from the current 2006 Equity Incentive Plan in the following aspects.

Allowing the Compensation Committee to issue the number of awards to any one person during a given year. In general, currently, the number of awards that may be issued to one person is 125,000. The Compensation Committee believes that deletion of this restriction will provide it with the appropriate level of flexibility to retain and hire qualified personnel for the Company’s operations and to more closely align the eligible person’s compensation with stockholder interests.

Allowing the Compensation Committee the discretion to set forth vesting requirements, if any, in connection with the issuance of awards, including options, restricted stock and unrestricted stock awards. In addition, the amendments will allow the Compensation Committee to waive any existing vesting requirements in their discretion. Current requirements set forth a minimum vesting period of one year for performance based and three years for non-performance based options and one year for performance based and three years for non-performance based awards and restricted stock awards. In addition, current requirements allow discretionary waiving of vesting provisions for restricted stock awards only in the case of death, disability, change of control or lay-off. The Compensation Committee believes this change provides it with the appropriate level of flexibility to retain and hire qualified personnel for the Company’s operations and to more closely align eligible person’s compensation with stockholder interests.

Allow the Compensation Committee to designate the number, if any, and issue unrestricted stock as determined in their discretion. Currently, the 2006 Equity Incentive Plan sets forth the maximum number of shares issuable as unrestricted stock awards to 10% of the total number of shares authorize by the Plan in any given year. The Compensation Committee believes this change provides it with the appropriate level of flexibility to retain and hire qualified personnel for the Company’s operations and to more closely align the eligible person’s compensation with stockholder interests.

A copy of the Amended and Restated Plan is attached as Appendix B.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 7 is required to approve this Proposal 7. Our board of directors has unanimously recommends that the stockholders to vote “FOR” this Proposal 7.

PROPOSAL 8
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Please read the “Compensation of Named Executive Officers” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 8 is required to approve this Proposal 8. The board of directors recommends that the stockholders vote “FOR” the approval, on a nonbinding advisory basis, the compensation of our named executive officers.

PROPOSAL 9
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act, as amended, also enable our stockholders to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, our Board recommends that the stockholders select a frequency of every two years.

After consideration, our Board has determined that holding an advisory vote on executive compensation every two years is the most appropriate policy for us at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every two years. The Board considered that an advisory vote every two years on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement on a frequent basis without a substantial annual burden on the company. However, notwithstanding the Board’s recommendations of an advisory vote every two years, the Board is asking stockholders to indicate their preferred voting frequency by voting for every year, every two years or every three years.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every two years or every three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of our stockholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on us or the Board, the Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders. The vote will not be construed to create or imply any change or addition to our fiduciary duties or those of the Board.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 9 is required to approve this Proposal 9. The board of directors recommends that the stockholders vote “FOR” “every two years” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL 10
RATIFICATION OF ERNST & YOUNG LLP

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (EY) as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2014. EY also served as the Company’s independent registered public accounting firm for our 2013 fiscal year. The Board of Directors concurs with the appointment and is submitting the appointment of EY as our independent registered public accounting firm for stockholder ratification at the annual meeting.

A representative of EY is expected to be present at the annual meeting. The EY representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.

Our Bylaws do not require that the stockholders ratify the appointment of EY as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain EY, but may retain EY in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the votes which could be cast by the holders of all shares of common stock outstanding and entitled to vote on Proposal 10 is required to approve this Proposal 10. The board of directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current year.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
CESCA THERAPEUTICS INC. ANNUAL MEETING

Proposals by stockholders intended to be presented at the 2014 Annual Meeting of Stockholders must be received by us not later than July 31, 2014 for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on October 10, 2014, and advises stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on October 10, 2014.

Notices of intention to present proposals at the 2014 Annual Meeting should be addressed to the Assistant Corporate Secretary, Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

The Annual Report on Form 10-K for the fiscal year ended June 30, 2013, including audited consolidated financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.

Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2013, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Assistant Corporate Secretary.

TRANSACTIONS OF OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. ANNUAL MEETING

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David C. Adams
Corporate Secretary

March 28, 2014
Rancho Cordova, California

Appendix A

AMENDED AND RESTATED BYLAWS
OF
~~INSTA COOL~~
CESCA THERAPEUTICS INC. ~~OF NORTH AMERICA~~

ARTICLE I – OFFICES

SECTION 1 - REGISTERED OFFICE

The registered office of ~~Insta Cool~~Cesca Therapeutics Inc. ~~of North America~~ (hereinafter called the “Corporation”) in the State of Delaware shall be in the City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be ~~The Prentice-Hall~~the Company Corporation ~~System, Inc., at 52 Loockerman Square~~, 2711 Centerville Road, Suite ~~L-100, Dover~~400, Wilmington, New Castle, Delaware ~~19001~~19808, or as the board may otherwise decide from time to time.

SECTION 2 - PRINCIPAL OFFICE

The principal office for the transaction of the business of the Corporation is hereby fixed and located at ~~11431 Sunrise Gold, Suite A~~2711 Citrus Road, Rancho Cordova, California 95742.

The board of directors is hereby granted full power and authority to change said principal office from one location to another.

SECTION 3 - OTHER OFFICES

The Corporation may also have an office or offices at such other place or places, either within or outside of the State of Delaware, as the board may from time to time determine or as the business of the Corporation may require.  Branch or subordinate offices may at any time be established by the board of directors at any place or places where the Corporation is qualified to do business.

ARTICLE II - MEETINGS OF SHAREHOLDERS

SECTION 1 - PLACE OF MEETINGS

All annual and all other meetings of shareholders shall be held at the location designated by the board of directors pursuant to a resolution or as set forth in a notice of the meeting, within or outside the state of Delaware. If no such location is set forth in a resolution or in the notice of the meeting, the meeting shall be held at the principal office of the Corporation.

SECTION 2 - ANNUAL MEETINGS

The annual meetings of shareholders shall be held on a date and time as may be fixed by the board of directors.  At such meetings, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) or otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder.  For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than sixty (60) days, nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business of the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business, (iii) the class and number of the shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.  Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at any annual meeting, except in accordance with the procedures set forth in this Section 2.  The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 3 - SPECIAL MEETINGS

Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President or the Chief Executive Officer or by the board of directors or the Chairman of the Board or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the ~~President, the~~Chief Executive ~~Vice~~Officer, the President or the Secretary of the Corporation.  The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 ~~and 5~~ of this Article II, and the notice shall set forth that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) or more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

SECTION 4 - NOTICE OF SHAREHOLDERS’ MEETINGS

~~All notices of meetings~~ Except as otherwise provided by law, notice of each meeting of shareholders, whether annual or special, shall be ~~sent or otherwise given in accordance with Section 5 of this Article II~~given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at ~~the meeting.  The~~ such meeting. Without limiting the manner by which notice otherwise may be given to shareholders, any notice shall ~~specify the place, date and hour of the meeting and, in the case of a special meeting~~be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the shareholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. ~~The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, the board of directors intends to present for election.~~

~~SECTION 5 -~~ MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

~~Notice of any shareholders’ meeting shall be given in writing and either delivered personally or by first-class mail by, telegraph, facsimile or other form of written communication, charges prepaid, sent to each shareholder at the address of that shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice.  If no such address appears on the Corporation’s books or has been so given,~~ If notice is given by mail, such notice shall be deemed ~~to have been given if sent to that shareholder by first-class mail, by telegraph, facsimile or other written communication to the principal office of the Corporation, or if published at least once in a newspaper of general circulation in the county where that office is located.  Notice shall be deemed to have been given at the time~~ given when ~~delivered personally,~~ deposited in the ~~mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or other electronic means to the recipient by the person giving the notice, or sent by other means of written communication.~~

~~Whenever notice is required to be given to any shareholder to whom (i) notice of two consecutive annual meetings, and all notice of meetings to such person between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by First Class Mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to~~ United States mail, postage prepaid, directed to the shareholder at such ~~person at his~~shareholder’s address as ~~shown~~it appears on the records of the ~~Corporation and have been returned undeliverable, the giving of~~corporation. If notice is given by electronic transmission, such notice ~~to such person shall not be required.  Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given.  If any person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated~~shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

~~An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting may be executed by the Secretary, Assistant Secretary, or any transfer agent of the Corporation giving the notice, and filed and maintained in the minute book of the Corporation.~~

SECTION 5 - ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS AND PROPOSALS

(a) At a meeting of the shareholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a shareholder who is a shareholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 5(a). In addition, any proposal of business (other than the nomination of persons for election to the board of directors) must be a proper matter for shareholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a shareholder, the shareholder or shareholders of record intending to propose the business (the “Proposing Shareholder”) must have given timely notice thereof pursuant to this Section 5(a) or Section 5(c) below, as applicable, in writing to the secretary of the Corporation even if such matter is already the subject of any notice to the shareholders or Public Disclosure from the board of directors. To be timely, a Proposing Shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than thirty (30) days in advance of the anniversary of the previous year’s annual meeting or not later than seventy (70) days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of shareholders, the close of business on the tenth day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). As used in this Article “Public Disclosure” means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(b) For the nomination of any person or persons for election to the board of directors, a Proposing Shareholder’s notice to the secretary of the Corporation shall set forth (A) the name, age, business address and residence address of each nominee proposed in such notice, (B) the principal occupation or employment of each such nominee, (C) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (D) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Exchange Act”) and the rules and regulations promulgated thereunder, (E) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (F) as to the Proposing Shareholder: (1) the name and address of the Proposing Shareholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (2) the class and number of shares of the Corporation which are owned by the Proposing Shareholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Shareholder’s notice, and a representation that the Proposing Shareholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (3) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Shareholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Shareholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (4) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Shareholder’s notice by, or on behalf of, the Proposing Shareholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Shareholder or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Shareholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (5) a representation that the Proposing Shareholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (6) a representation whether the Proposing Shareholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from shareholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

(c) For all business other than director nominations, a Proposing Shareholder’s notice to the secretary of the Corporation shall set forth as to each matter the Proposing Shareholder proposes to bring before the annual meeting: (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) any other information relating to such shareholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (C) the information required by Section 5(b)(F) above.

(d) The foregoing notice requirements of Section 5(c) shall be deemed satisfied by a shareholder with respect to business other than a nomination if the shareholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 5(a) of the Exchange Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(e) Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the board of directors or any committee thereof (or shareholders pursuant to Section 3 hereof) or (y) provided that the board of directors (or shareholders pursuant to Section 3 hereof) has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 5 is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 5.  In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by this Section 5 shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day prior to such special meeting and not earlier than the close of business on the later of the one hundred twentieth (120th) day prior to such special meeting or the tenth (10th) day following the date of Public Disclosure of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(f) Notwithstanding anything in these bylaws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 5, and (ii) unless otherwise required by law, if a Proposing Shareholder intending to propose business or make nominations at an annual meeting pursuant to this Section 5 does not provide the information required under this Section 5 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Shareholder (or a qualified representative of the Proposing Shareholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. The requirements of this Section 5 shall apply to any business or nominations to be brought before an annual meeting by a shareholder whether such business or nominations are to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to shareholders by means of an independently financed proxy solicitation. The requirements of the Section 5 are included to provide the Corporation notice of a shareholder’s intention to bring business or nominations before an annual meeting and shall in no event be construed as imposing upon any shareholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business or make such nominations before an annual meeting.

SECTION 6 - ADJOURNED MEETINGS AND NOTICE THEREOF

Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at such meeting, except in the case of the withdrawal of a shareholder from a quorum as provided in Section 9 of this Article II.

When any shareholders’ meeting, either annual or special, is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment.  The board of directors may fix a new record date for the adjourned meeting.  If the meeting is adjourned for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 ~~and 5~~ of this Article II.  At any adjourned meetings, the Corporation may transact any business that might have been transacted at the regular meeting.

SECTION 7 - VOTING AT MEETINGS OF SHAREHOLDERS

The shareholders entitled to vote at any meeting of the shareholders shall be determined in accordance with the provisions of Section 8 of this Article II.

Each shareholder shall, at each meeting of the shareholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 8 of these bylaws as the record date for the determination of shareholders entitled to notice of and to vote at such meeting, or if no such record date shall have been so fixed, then on the dates set forth in Section 8.

Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote, nor be counted for quorum purposes.  Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock.  Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.  Stock having voting power standing of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two (2) or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

Any such voting rights may be exercised by the shareholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such shareholder or by his attorney thereunto authorized and delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date, unless said proxy shall provide for a longer period.  The attendance at any meeting of a shareholder who may theretofore have given a proxy shall not have the effect of revoking the same, unless he shall in writing so notify the Secretary of the meeting prior to the voting of the proxy.  At any meeting of the shareholders all matters, except as otherwise provided in the Certificate of Incorporation, in these bylaws or by law, shall be decided by the vote of a majority in voting interest of the shareholders present in person or by proxy and voting thereat and thereon, a quorum being present.

The vote at any meeting of the shareholders on any question need not be by written ballot, unless so directed by the Chairman of the meeting; provided, however, that any election of directors at any meeting must be conducted by written ballot.  On a vote by ballot each ballot shall be signed by the shareholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 8 - RECORD DATE FOR SHAREHOLDER NOTICE

For purposes of determining the shareholders entitled to notice of any meeting or to vote, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting, and in this event only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Delaware General Corporation Law.  If the board of directors does not so fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

For purposes of determining a record date with respect to a dividend, distribution, allotment of any rights or to determine the shareholders entitled to exercise any right with respect to any change, conversion or exchange of stock, or for any other lawful action, the board of directors may fix a record date subsequent to the date upon which the resolution fixing the date is adopted, and which date is not more than sixty (60) days prior to the action for which a record date is being established.  In the event no record date is fixed, the record date for determining shareholders for any such purpose is deemed to be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders shall apply to any adjournment of the meeting.

SECTION 9 - QUORUM

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum of the shareholders for the transaction of business at any meeting of the shareholders or any adjournment thereof; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law or the Certificate of Incorporation, the holders of at least majority in voting power of the shares of such class or classes or series of the capital stock of the corporation issued and outstanding and entitled to vote on such matter, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum and by any greater number of shares otherwise required to take such action by applicable law or in the certificate of incorporation.  In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by vote of a majority of the shares represented in person or by proxy, or, in the absence therefrom, any officer entitled to preside at, or to act as Secretary of, such meeting, but no business may be transacted, except as hereinabove provided.

SECTION 10 - WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the Delaware General Corporation Law or the Certificate of Incorporation or bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

Attendance by a person at a meeting shall constitute a waiver of notice of that meeting, except when the person objects to the Secretary, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

SECTION 11 ~~-~~–	NO SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT MEETING

~~Any~~No action required to be taken at any annual or special meeting of stockholders of the Corporation~~, or any action which~~ may be taken ~~at any annual or special meeting of such stockholders, may be taken~~by written consent without a meeting~~, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  If the action taken without a meeting is approved by less than unanimous written consent, prompt notice of such action shall be given to those stockholders who have not consented in writing.~~.

~~If the Corporation has equity securities listed on the American Stock Exchange, in accordance with the procedures contained in the American Stock Exchange policies and rules, any corporate action to be taken by written consent shall not be effective until, and the stockholders of the Corporation shall be able to give or revoke written consents for, at least twenty (20) days from the date of the commencement of a solicitation (as such term is defined in Rule 14a-1(1) promulgated under the Securities Exchange Act of 1934, as amended) of consents, other than corporate action by written consent taken pursuant to solicitations of not more than ten (10) persons.  For purposes of this Section of this Article II, a consent solicitation shall be deemed to have commenced when a proxy statement or information statement containing the information required by law is first furnished to the Corporation’s stockholders.~~

~~Consents to corporate action shall be valid for a maximum of sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law.  Consents may be revoked by written notice (i) to the Corporation, (ii) to the stockholder or stockholders soliciting consents or soliciting revocations in opposition to action by consent proposed by the Corporation (the “Soliciting Stockholders”), or (iii) to a proxy solicitor or other agent designated by the Corporation or the Soliciting Stockholders.~~

~~Notwithstanding the foregoing, if independent counsel to the Corporation delivers to the Corporation a written opinion stating, or a court of competent jurisdiction determines, that this Section of this Article II, or any portion thereof, is illegal with respect to any corporate action to be taken by written consent for which a consent has theretofore been delivered to the Corporation, in the manner provided in Section 228(c) of the Delaware General Corporation Law, whether prior or subsequent to the date of the adoption of this Section of this Article II, then this Section of this Article II, or such portion thereof, as the case may be, shall after the date of such delivery of such opinion or such determination be null and void and of no effect with respect to any other corporate action to be taken by written consent.~~

SECTION 12 - PROXIES

A shareholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accompanied by the shareholder or his authorized officer, director, employee or agent signing such writing or causing his signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.  A shareholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder.  If it is determined that such telegram, cablegram or other electronic transmission is valid, the inspectors, or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect, unless (i) revoked by the person executing it by a writing delivered to the Corporation prior to the meeting stating that the proxy is revoked, or if in attendance at the meeting, by a writing delivered to the Secretary of the meeting prior to the voting of the proxy, or by a subsequent proxy executed by the same person and delivered to the Corporation prior to the meeting or to the Secretary of the meeting prior to the voting of the proxy, or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three (3) years from the date of the proxy, unless otherwise provided in the proxy.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as levy as, it is coupled with an interest sufficient in law to support an irrevocable power.

SECTION 13 -	VOTING PROCEDURES AND INSPECTORS OF ELECTION FOR CERTAIN CORPORATIONS

If the Corporation is listed on a national securities exchange, is authorized for quotation on an inter-dealer quotation system or has shares held of record by more than 2,000 shareholders the following provisions shall apply:

(a)            The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)            The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)            The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocation thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls, unless the Delaware Court of Chancery upon application by a shareholder shall determine otherwise.

(d)            In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with §212(c)(2) of the General Corporation Law of the State of Delaware, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the shareholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

SECTION 14 - LIST OF SHAREHOLDERS

The Secretary ~~of the corporation~~ shall prepare ~~and make;~~, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder.  Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, ~~during ordinary business hours,~~ for a period of at least ten (10) days prior to the meeting~~, either at~~ : (a ~~place within~~) on a reasonably accessible electronic network, provided that the ~~city where the meeting is~~ information required to ~~be held, which place shall be specified in~~gain access to such list is provided with the notice of the meeting, or~~, if not so specified, at~~ (b) during ordinary business hours, at the principal place of business of the ~~place where the meeting is to be held.~~ corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. The list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE III - DIRECTORS

SECTION 1 - POWERS

Subject to limitations of the Certificate of Incorporation, or the bylaws, and of the Delaware General Corporation Law as to action which shall be authorized or approved by the shareholders, by the outstanding shares or by a less than majority vote of a class or series of preferred shares, and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the board of directors.  The board of directors may elect a Chairman of the Board from among the members of the board of directors.

SECTION 2 - NUMBER OF DIRECTORS

The number of directors of the Corporation which shall constitute the whole board of directors shall be ~~not less than three (3), nor more than seven (7) with~~ the exact number as the board shall from time to time fix by resolution.  Directors need not be shareholders.  Each of the directors of the Corporation shall hold office until his successor shall have been duly qualified or until he shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3 - ELECTION AND TERM OF OFFICE

At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting.  Each director, including any director elected to fill appointed to fill an interim vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Only persons who are nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as Directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal office of the Corporation not less than sixty (60) days, nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such persons’ written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such shareholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder.  At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.  No person shall be eligible for election as a Director of the Corporation, unless nominated in accordance with the procedures set forth in this Section 3.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 4 - VACANCIES

Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  Each director so elected shall hold office until the next election of the class for which such director shall have been chosen until he shall resign or shall have been removed in the manner hereinafter provided.

A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director or if the authorized number of directors be increased or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.  If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

SECTION 5 - REMOVAL OF DIRECTORS

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as may otherwise be required by the Delaware General Corporation Law.

SECTION 6 - RESIGNATION OF DIRECTOR

Any director may resign effective upon giving written notice to the Corporation (to a board member or to every board member), unless the notice specifies a later time for the effectiveness of such resignation.  If the resignation is effective at a future date, a successor may be elected to take office when the resignation becomes effective.

SECTION 7 - PLACE OF MEETING

Regular meetings of the board of directors shall be held at any place within or outside the State of Delaware which has been designated from time to time by resolution of the board or by written consent of all members of the board.  In the absence of such designation, regular meetings shall be held at the principal office of the Corporation.  Special meetings of the board may be held either at a place so designated or at the principal office.  Members of the board may participate in a meeting through use of a conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another.  Participation in a meeting by means of the above-described procedure shall constitute presence in person at such meeting.

SECTION 8 - ANNUAL MEETING

Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business.  Notice of such meeting is hereby dispensed with.

SECTION 9 - SPECIAL MEETINGS

Special meetings of the board of directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any two (2) directors.

Written notice of the date, time and place of special meetings shall be delivered personally to each director or sent to each director by first-class mail, by telegraph, facsimile or by other form of written communication, charges prepaid, addressed to him at his address as it appears upon the records of the Corporation or, if it is not so shown or is not readily ascertainable, at the place in which the meetings of directors are regularly held.  The notice need not state the purpose of the meeting.  In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal office of the Corporation is located at least five (5) days prior to the time of the meeting.  In case such notice is delivered personally, transmitted by facsimile or other electronic means or telegraphed, it shall be so delivered or deposited with the telegraph company or electronically transmitted at least forty-eight (48) hours prior to the time of the meeting.  Such mailing, delivery, telegraphing or transmitting, as above provided, shall be due, legal and personal notice to such director.

SECTION 10 - ADJOURNMENT

A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place.

SECTION 11 - NOTICE OF ADJOURNMENT

If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.

SECTION 12 - WAIVER OF NOTICE

The transactions at any meeting of the board of directors, however called and noticed, or wherever held, shall be as valid as though such transactions had occurred at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  The waiver of notice need not state the purpose for which the meeting is or was held.

SECTION 13 - QUORUM AND VOTING

A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinabove provided.  Every act or decision done or made by a majority of the directors at a meeting duly held at which a quorum is present shall be regarded as an act of the board of directors, unless a greater number be required by law or by the Certificate of Incorporation.  However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

SECTION 14 - FEES AND COMPENSATION

Directors shall not receive any stated salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed to directors not receiving monthly compensation for attendance at each meeting.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, as an officer, agent, employee or otherwise, from receiving compensation therefor.

SECTION 15 - ACTION WITHOUT MEETING

Any action required or permitted to be taken by the board of directors under the Delaware General Corporation Law may be taken without a meeting if all members of the board individually or collectively consent in writing to such action.  Such consent or consents shall be filed with the minutes of the meetings of the board.

SECTION 16 - COMMITTEES OF DIRECTORS

The board may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation.  Any such committee, to the extent provided in the resolution of the board, and except as otherwise limited by law, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Any such committee shall keep written minutes of its meetings and report the same to the board at the next regular meeting of the board.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board to act at the meeting in the place of any such absent or disqualified member.

ARTICLE IV - OFFICERS

SECTION 1 - OFFICERS

The officers of the Corporation shall be chosen by the board of directors and shall be a Chief Executive Officer and/or a President, and a Secretary and Chief Financial Officer (Treasurer).  The board of directors may also choose a Chairman of the Board, a Chief Operating Officer, one or more Vice-Presidents, one or more Executive or Senior Vice -Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section 3 of this Article.  The officers of the Corporation shall have such powers and duties as determined and designated by the board of directors or prescribed by the bylaws.  Any number of offices may be held by the same person.

SECTION 2 - ELECTION

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the board of directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve or his successor shall be elected and qualified.

SECTION 3 - SUBORDINATE OFFICERS

The board of directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

SECTION 4 - REMOVAL AND RESIGNATION

Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the board of directors or to the Chief Executive Officer, President or to the Secretary of the Corporation.  Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5 - VACANCIES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

SECTION 6 ~~- CHAIRMAN OF THE BOARD~~

~~The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and shareholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the bylaws.~~

~~SECTION 7 - CHIEF EXECUTIVE OFFICER~~

~~The Chief Executive Officer, if there shall be such an officer, shall be the chief executive of the Corporation, shall preside at all meetings of the shareholders and the board of directors in the absence of a Chairman of the Board, and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect.  The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except when required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the Corporation.~~

~~SECTION 8 - PRESIDENT~~

~~In the event a Chief Executive Officer is not elected, or in the event that the Chief Executive Officer elected by the board of directors is unable to act, or refuses to act, the President, if there shall be such an officer, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.  The President shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.~~

~~SECTION 9 - VICE-PRESIDENTS~~

~~In the absence or disability of the President and the Chief Executive Officer, the Executive Vice President or Vice Presidents in order of their rank as fixed by the board of directors or, if not ranked, the Executive Vice President shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President and Chief Executive Officer.  Each Vice President shall have such other powers and shall perform such other duties as from time to time may be prescribed for him by the board of directors or the bylaws, and the President or the Chief Executive Officer.~~

~~SECTION 10 - SECRETARY~~

~~The Secretary shall keep, or cause to be kept, at the principal office of the Corporation, or such other place as the board of directors may order, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at shareholders’ meeting and the proceedings thereof.~~

~~The Secretary shall keep, or cause to be kept, at the principal office or at the office of the Corporation’s transfer agent, a share register or a duplicate share register showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and the date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.~~

~~The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, shall keep the seal of the Corporation in safe custody and shall have such other powers and shall perform such other duties as from time to time may be prescribed by the board of directors, the bylaws, or the President or Chief Executive Officer.~~

~~SECTION 11 - ASSISTANT SECRETARIES~~

~~In the absence or disability of the Secretary, the Assistant secretaries in order of their rank as fixed by the board of directors or, if not ranked, the Assistant Secretary designated by the board of directors shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.  Each Assistant Secretary shall have such other powers and shall perform such other duties as from time to time may be prescribed by the board of directors or the bylaws.~~

~~SECTION 12 - CHIEF FINANCIAL OFFICER (TREASURER)~~

~~The Chief Financial Officer shall be the Treasurer.  The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares.~~

~~The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the board of directors.  He shall be responsible for the proper disbursement of the funds of the Corporation as may be ordered by the board of directors or the President or Chief Executive Officer and shall render to the President or board of directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation.  The Treasurer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the board of directors and shall be responsible for the handling of finances in connection therewith.  He shall have such other powers and shall perform such other duties as may be prescribed by the board of directors and the President or Chief Executive Officer.  He shall see that all officers signing checks are bonded in such amounts as may be fixed from time to time by the board of directors.~~

~~SECTION 13 - ASSISTANT FINANCIAL OFFICERS~~

~~In the absence of or disability of the Treasurer, the assistant financial officers in order of their rank or, if not ranked, the assistant financial officer designated by the board of directors shall perform all the duties of the Treasurer and, when so acting, shall have the powers of and be subject to all the restrictions upon the Treasurer.  Each assistant financial officer shall have such other powers and perform such other duties as from time to time may be prescribed for him by the board of directors or the bylaws and the President or Chief Executive Officer.~~

~~SECTION 14~~ - SALARIES

Salaries of officers and other shareholders employed by the Corporation shall be fixed periodically by the board of directors or established under agreement with the officers or shareholders approved by the board of directors.  No officer shall be prevented from receiving this salary because he is also a director of the Corporation.

ARTICLE V - SHARES OF STOCK

SECTION 1 - SHARE CERTIFICATES

The certificates of shares of the capital stock of the Corporation shall be in such form consistent with the articles of incorporation and the laws of the State of Delaware as shall be approved by the board of directors.  A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid.  All such certificates shall be signed by the Chairman of the Board or Chief Executive Officer or the President or a Vice -President, and by the ~~Treasurer~~Chief Financial Officer or an assistant financial officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder.  Any or all of the signatures on the certificate may be by facsimile.

SECTION 2 - TRANSFER OF SHARES

Subject to the provisions of law, upon the surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 3 - LOST OR DESTROYED CERTIFICATE

The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate therefor, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the board of directors.  The board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his legal representative, to make proof satisfactory to the board of directors of the loss or destruction thereof and to give the Corporation a bond or other security, in such amount and with such surety or sureties as the board of directors may determine, as indemnity against any claim that may be made against the Corporation on account of any such certificate so alleged to have been lost or destroyed.

ARTICLE VI - INDEMNIFICATION

SECTION 1 -	INDEMNITY OF OFFICERS, DIRECTORS, EMPLOYEES AND OTHER AGENTS

The Corporation shall, to the maximum extent permitted by the Delaware General Corporation Law, have power to indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the Corporation and shall have power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.  Any agreement of or advancement of expenses to any agent may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth in these bylaws, but only to the extent permitted by law.  For purposes of this Article, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

SECTION 2 - INSURANCE

Upon resolution passed by the board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

SECTION 3 - NON-EXCLUSIVITY

The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.  Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

ARTICLE VII - RECORDS AND REPORTS

SECTION 1 -	MAINTENANCE AND SHAREHOLDER INSPECTION OF CORPORATE AND SHAREHOLDER RECORDS

The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the Corporation.  The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.  The Corporation’s stock ledger, a list of its shareholders, and its other books and records shall be open to inspection and to make copies or extracts therefrom, upon the written demand of any shareholder of record or holder of a voting trust certificate, under oath stating the purpose thereof at any reasonable time during usual business hours.  The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.  If the inspection is made by an agent or attorney, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder at its principal office.  Where the shareholder seeks to inspect the Corporation’s books and records other than its stock ledger or list of shareholders, he shall first establish that (1) he has complied with this section respecting the form and manner of making demand for inspection of such documents, and (2) that the inspection he seeks is for a proper purpose.  The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

SECTION 2 - INSPECTION BY DIRECTORS

Any director shall have the right to examine during usual business hours, the Corporation’s stock ledger, a list of its shareholders and its other books and records for a purpose reasonably related to his position as a director.

ARTICLE VIII - GENERAL PROVISIONS

SECTION 1 - DIVIDENDS

Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

SECTION 2 - RESERVES

Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the board of directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 3 - ANNUAL STATEMENT

The board of directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation.

ARTICLE IX - MISCELLANEOUS

SECTION 1 - CHECKS, DRAFTS, ETC.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the board of directors.

SECTION 2 - CONTRACTS, ETC., HOW EXECUTED

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances; and, unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

SECTION 3 - REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The President or Chief Executive Officer or, in the event of their absence or inability to serve, any Vice-President and the Secretary or Assistant Secretary of this Corporation are authorized to vote, represent and exercise, on behalf of this Corporation, all rights incidental to any and all shares of any other corporation standing in the name of this Corporation.  The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

SECTION 4 - FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative venue, the Court of Chancery, State of Delaware, shall be the sole and exclusive venue for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the bylaws of the corporation or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery, State of Delaware, having personal jurisdiction over the indispensable parties named as defendants therein.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article.

ARTICLE X - AMENDMENTS OF BYLAWS

SECTION 1 - AMENDMENT BY SHAREHOLDERS

New bylaws may be adopted or these bylaws may be amended or repealed by the vote ~~or written consent~~ of the shareholders entitled to exercise a majority of the voting power of the Corporation, except as otherwise provided by these bylaws or the certificate of incorporation.

SECTION 2 - AMENDMENT BY DIRECTORS

Subject to the rights of the shareholders as provided in Section 1 of this Article X, bylaws may be adopted, amended, or repealed by the board of directors if such power is conferred upon the directors in the Certificate of Incorporation.

ARTICLE XI - CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe from time to time by resolution.

ARTICLE XII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors, consistent with applicable provisions of the law.

* * *

Appendix B

AMENDED AND RESTATED
CESCA THERAPEUTICS INC
2006 EQUITY INCENTIVE PLAN

1.            PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 29.

2.            ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.            TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.            SHARES SUBJECT TO THIS PLAN.

4.1.            Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award shall be equal to six percent (6%) of the outstanding shares of Company common stock as measured at the end of each fiscal year, of which the number of shares reserved and available for Incentive Stock Options will be Two Million (2,000,000) (the “Maximum Number”). Not more than the 2,000,000 shares of Stock will be granted in the form of Incentive Stock Options.

Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.

4.1.1.            Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.

4.1.2.            Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3.            Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.            Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii.            Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2.            Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

~~4.3.            Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be 500,000, except that the Company may make an additional one-time grant of such Award to a newly-hired individual for up to 200,000 shares for a maximum annual grant of 700,000 (all of which may be granted as Incentive Stock Options). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.~~

4.3.            [Intentionally left blank]

4.4.            No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to "reprice" an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5.            No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

5.            ADMINISTRATION OF THIS PLAN.

5.1.            Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

5.2.            Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1)            construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)            select Participants;

(3)            determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4)            determine the number of Shares or other consideration subject to Awards;

(5)            determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;

(6)            prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)            further define the terms used in this Plan;

(8)            correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)            provide for rights of refusal and/or repurchase rights;

(10)          amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

(11)          prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12)          make all other determinations necessary or advisable for the administration of this Plan.

5.3.            Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.            Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.            GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.            Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.            General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1.        Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain ~~any such vesting schedule. A minimum vesting period of one year will be required for performance based awards and three years for non-performance based awards.~~a vesting schedule, if any.

6.2.2.        Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.

6.2.3.        Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

6.2.4.        Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.        Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

6.2.6.        Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

6.2.7.        Exercise After Certain Events.

i.            Termination of Employment

(1)            Incentive Stock Options.

(a)            Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).

(b)            Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2)            Non-Qualified Stock Options.

(a)            Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). Notwithstanding the foregoing, to the extent Option Awards are made to Directors under this plan, such three (3) month limitation shall not apply unless otherwise provided in the form of Option Agreement, as directed by the Administrator.

(b)            Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii.            Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

iii.            Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date.

6.3.            Limitations on Grant of Incentive Stock Options.

6.3.1.        Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

6.3.2.        Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

6.3.3.        Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

7.            RESTRICTED STOCK AWARDS.

7.1.            Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.

7.2.            Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3.            Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter. ~~A minimum vesting period of one year will be required for performance based awards and three years for non-performance based awards. For all restricted stock awards, minimum vesting increments will be one year and all time-based restricted stock will not vest more favorably than 1/3, 1/3, 1/3 over the three year period. Vesting provisions established at time of grant will be waived on discretionary basis only in the case of death, disability, change in control, or layoff of an employee.~~

7.4.            Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

7.5.            Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

7.6.             Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7.            Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8.            Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8.            UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan. ~~The maximum number of shares issuable as unrestricted stock awards under the plan will be limited to a maximum of 10% of the total number of shares authorized by the plan in any given year~~

9.            STOCK APPRECIATION RIGHTS.

9.1.            Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.

9.2.            Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

9.3.            Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.

9.4.            Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of S with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant.. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the "exercise date."

9.5.            Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

9.6.            Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

9.7.            Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR..

9.8.            Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.

9.9.            Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

10.            PAYMENT FOR SHARE PURCHASES.

10.1.          Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

10.1.1.      Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

10.1.2.      Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

10.1.3.      Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards

10.1.4.      Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

10.1.5       Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

11.          WITHHOLDING TAXES.

11.1.          Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

11.2.          Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12.          PROVISIONS APPLICABLE TO AWARDS.

12.1.          Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.

12.2.          Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

12.3.          Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

12.4.          Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

12.5.          Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

12.6.          Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13.           PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

14.           RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

15.           CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.           ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

17.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

17.1.          Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

17.2.          Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.          NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

19.          ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

20.          DISSOLUTION, LIQUIDATION, MERGER.

20.1.          Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

20.2.          Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21.          CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.

22.          DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

23.          NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

24.          TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Common Stock issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

25.          TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

26.          FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

27.          GOVERNING LAW. Except to the extent preempted by any applicable federal law, This Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

28.          MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The plan is not a “retirement plan” or “welfare plan” under the employee retirement income security act of 1974, as amended.

29.          DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” will mean, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee appointed by the Board to administer this Plan.

“Company” means ThermoGenesis Corp., a Delaware corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

“Effective Date” has the meaning set forth in Section 2.

“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

“Employee” means any and all employees of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:

(i)              Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii)             Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii)            No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv)            Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.

(v)             Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for under this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).

 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined under in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 6.

“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this ThermoGenesis Corp. 2006 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.

“Stock Award” means and Award of Restrict Stock or Unrestricted Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

"Vesting Date" will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 through 10. For Against Abstain 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Craig W. Moore* 04 - Robin C. Stracey* *To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified. 03 - Mahendra S. Rao, MD, PhD* 05 - Matthew T. Plavan* 06 - Kenneth L. Harris* 02 - Patrick J. McEnany* 2. To approve an amendment to our bylaws for clarify certain administrative functions, including changing the name to Cesca Therapeutics Inc., providing of notice and stockholder records electronically, clarifying quorum in the event the Company has issued different classes of securities, and allowing the board of directors to designate the powers and duties of officers. For Against Abstain 3. To approve an amendment to our bylaws to allow the number of directors to be set by the board. 4. To approve an amendment to our bylaws to provide advance notice for director nominations or to make a business proposal. 5. To approve an amendment to our bylaws to eliminate stockholder action by written consent. 6. To approve an amendment to our bylaws to provide for a forum for adjudication of disputes. 8. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. 9. To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. 10. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year. 7. To approve the amendment to the 2006 Equity Incentive Plan. 11. To transact such other business as may properly come before the meeting, including adjournment

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 2711 Citrus Road Rancho Cordova, CA 95742 Telephone (916) 858-5100 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Matthew T. Plavan and Elana McVay as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Cesca Therapeutics Inc. held of record by the undersigned as of March 7, 2014, at the Annual Meeting of Stockholders to be held at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on April 25, 2014, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your  proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 25, 2014. Vote by Internet • Go to  www.envisionreports.com/KOOL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.  Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 through 10. For Against Abstain 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 01 - Craig W. Moore* 04 - Robin C. Stracey* *To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified. 03 - Mahendra S. Rao, MD, PhD* 05 - Matthew T. Plavan* 06 - Kenneth L. Harris* 02 - Patrick J. McEnany* 2. To approve an amendment to our bylaws for clarify certain administrative functions, including changing the name to Cesca Therapeutics Inc., providing of notice and stockholder records electronically, clarifying quorum in the event the Company has issued different classes of securities, and allowing the board of directors to designate the powers and duties of officers. For Against Abstain 3. To approve an amendment to our bylaws to allow the number of directors to be set by the board. 4. To approve an amendment to our bylaws to provide advance notice for director nominations or to make a business proposal. 5. To approve an amendment to our bylaws to eliminate stockholder action by written consent. 6. To approve an amendment to our bylaws to provide for a forum for adjudication of disputes. 8. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. 9. To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. 10. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year. 7. To approve the amendment to the 2006 Equity Incentive Plan. 11. To transact such other business as may properly come before the meeting, including adjournment.

2711 Citrus Road Rancho Cordova, CA 95742 Telephone (916) 858-5100 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Matthew T. Plavan and Elana McVay as proxies, each with full power to appoint substitutes, and hereby authorizes them  or either of them to represent and to vote as designated below, all the shares of common stock of Cesca Therapeutics Inc. held of record by the undersigned as of March 7, 2014, at the Annual Meeting of Stockholders to be held at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on April 25, 2014, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS. Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.